EXHIBIT 99.1

--------------------------------------------------------------------------------


               AMENDED AND RESTATED CERTIFICATE PURCHASE AGREEMENT

                                      among

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                   as Trustee

                       CHARMING SHOPPES RECEIVABLES CORP.,
                    as Seller and as Initial Class D-1 Holder

                            SPIRIT OF AMERICA, INC.,
                                   as Servicer

                                       and

                  THE COVERED CLASS D-1 HOLDER DESCRIBED HEREIN



                           dated as of August 24, 2004


--------------------------------------------------------------------------------

                                Table of Contents

                                                                                                              Page

                                    ARTICLE I
                                   Definitions

SECTION 1.1           Defined Terms..............................................................................1
SECTION 1.2           Other Definitional Provisions.............................................................10


                                   ARTICLE II
                      Amount and Terms of Class D-1 Certificates

SECTION 2.1           Purchase..................................................................................11
SECTION 2.2           Distributions.............................................................................11
SECTION 2.3           Interest Rate; Payment Dates..............................................................13
SECTION 2.4           Payments..................................................................................14
SECTION 2.5           Allocation of Reductions to Class D-1 Investor Interest...................................14
SECTION 2.6           Nonrecourse and Recourse Obligations; Obligations Absolute................................14
SECTION 2.7           Indemnification...........................................................................14
SECTION 2.8           Payments from Class C Spread Account......................................................16
SECTION 2.9           Increased Cost, Reduced Return and Taxes..................................................16
SECTION 2.10          Specified Percentage......................................................................18
SECTION 2.11          Pre-Funding Account.......................................................................18


                                   ARTICLE III
                      Required Transfers and Required Retransfers

SECTION 3.1           Transfers to Uncovered Class D-1 Holder...................................................18
SECTION 3.2           Transfers to Covered Class D-1 Holder.....................................................19


                                   ARTICLE IV
                      Representations and Warranties of Seller and Servicer

SECTION 4.1           Representations and Warranties of the Servicer............................................20
SECTION 4.2           Representations and Warranties of the Seller..............................................22


                                    ARTICLE V
                      Conditions Precedent

SECTION 5.1           Representations and Warranties............................................................24
SECTION 5.2           Certificate Issuance......................................................................24
SECTION 5.3           Additional Documents......................................................................24


                                   ARTICLE VI
                      Covenants of the Seller and Servicer

SECTION 6.1           Certificates..............................................................................24
SECTION 6.2           Monthly Status Reports....................................................................25
SECTION 6.3           Servicer Default..........................................................................25
SECTION 6.4           Reassignment of Certificates..............................................................25

                               Table of Contents
                                   (continued)

SECTION 6.5           Rule 144A Information.....................................................................25
SECTION 6.6           Seller Financial Information; Other Information; Confidentiality..........................25
SECTION 6.7           Covered Class D-1 Holders' Identities.....................................................25
SECTION 6.8           Amendments and Modifications..............................................................26
SECTION 6.9           Trigger Increase Event....................................................................26
SECTION 6.10          Liens.....................................................................................27
SECTION 6.11          Discount Option Receivables...............................................................27
SECTION 6.12          Access....................................................................................27
SECTION 6.13          Performance of Agreements.................................................................27
SECTION 6.14          Payments..................................................................................27
SECTION 6.15          Further Actions...........................................................................27
SECTION 6.16          Class D Cancellation......................................................................28


                                   ARTICLE VII
                      Representations, Warranties and Covenants of the Initial Covered
                        Class D-1 Holder and the Trustee

SECTION 7.1           Representations, Warranties and Covenants of the Covered Class D-1 Holder.................28
SECTION 7.2           Representations, Warranties and Covenants of the Trustee..................................29


                                  ARTICLE VIII
                      Miscellaneous

SECTION 8.1           Amendments and Waivers....................................................................29
SECTION 8.2           Servicer Transfer.........................................................................30
SECTION 8.3           Fees and Expenses.........................................................................30
SECTION 8.4           Governing Law.............................................................................30
SECTION 8.5           No Waiver.................................................................................30
SECTION 8.6           Severability..............................................................................30
SECTION 8.7           Termination...............................................................................31
SECTION 8.8           Transfer Restrictions.....................................................................31
SECTION 8.9           Notices...................................................................................32
SECTION 8.10          Survival of Representations and Warranties................................................32
SECTION 8.11          Exclusive Benefit.........................................................................32
SECTION 8.12          Limitation of Remedies....................................................................33
SECTION 8.13          Counterparts..............................................................................33
SECTION 8.14          Entire Agreement..........................................................................33
SECTION 8.15          Headings..................................................................................33
SECTION 8.16          Nonpetition Agreement.....................................................................33
SECTION 8.17          Waiver of Jury Trial......................................................................34
SECTION 8.18          Amendment and Restatement.................................................................34
EXHIBIT A                 Form of Monthly Report
EXHIBIT B                 Form of Purchaser Representation Letter

         AMENDED AND RESTATED CERTIFICATE PURCHASE AGREEMENT, dated as of August 24, 2004, among WACHOVIA BANK, NATIONAL ASSOCIATION, as trustee (together with its successors and assigns, the "Trustee") for the Charming Shoppes Master Trust (the "Trust"), SPIRIT OF AMERICA, INC., a Delaware corporation ("Spirit, Inc."), as Servicer, CHARMING SHOPPES RECEIVABLES CORP., a Delaware corporation ("CSRC"), as Seller and as the Initial Class D-1 Holder, and CLIPPER RECEIVABLES COMPANY LLC (the "Initial Covered Class D-1 Holder").

         WHEREAS the Seller, the Servicer and the Trustee have entered into a Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 (as amended by amendments dated as of July 22, 1999, May 8, 2001 and August 5, 2004, and as the same may from time to time be further amended, modified or otherwise supplemented, the "Pooling and Servicing Agreement"), for the Trust and the Series 2004-1 Supplement, dated as of August 5, 2004 to the Pooling and Servicing Agreement (as the same may from time to time be amended, modified or otherwise supplemented, the "Supplement"); and

         WHEREAS, the Seller, Servicer and the Initial Class D-1 Holder have entered into a Certificate Purchase Agreement dated as of August 5, 2004 (the "Original Certificate Purchase Agreement") pursuant to which CSRC purchased the Class D-1 Certificates;

         WHEREAS the Initial Covered Class D-1 Holder has agreed to purchase the Covered Class D-1 Certificates as provided herein;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree to amend and restate the Original Certificate Purchase Agreement as follows:

                                   ARTICLE I

                                   Definitions

         SECTION 1.1 Defined Terms. Unless otherwise defined herein, all terms used herein which are defined in the Pooling and Servicing Agreement or the Supplement shall have the meanings assigned thereto in the Pooling and Servicing Agreement or the Supplement, as the case may be, and the following terms shall have the following meanings:

         "Act" shall mean the Securities Act of 1933, as amended.

         "Administrator" shall mean State Street Global Markets, LLC and its successors and assigns.

         "Agreement" shall mean this Certificate Purchase Agreement, as amended, supplemented or otherwise modified from time to time.

         "APA Shortfall" shall mean, with respect to each Distribution Date, any unfunded amount payable to the Covered Class D-1 Holders under subsection 2.2(b)(ii) after giving effect to the distributions of Available Principal Amounts pursuant to subsection 2.2(b) on such Distribution Date.

         "Available Amounts" shall mean, with respect to each Distribution Date, sum of Available Interest Amounts, Available Principal Amounts and Available Additional Amounts, in each case, as of such Distribution Date.

         "Available Additional Amounts" shall mean, with respect to each Distribution Date, the sum of (a) the amounts distributed by the Servicer or the Trustee (acting in accordance with instructions of the Servicer) for application under this Agreement pursuant to Section 4.11(s) of Article IV under Section 8 of the Supplement and (b) any Available Interest Amounts remaining after giving effect to distributions thereof on such Distribution Date pursuant to Section 2.2(a).

         "Available Interest Amounts" shall mean, with respect to each Distribution Date, the sum of (a) the amounts distributed by the Servicer or the Trustee (acting in accordance with instructions of the Servicer) for application under this Agreement pursuant to Section 4.11(n) of Article IV under Section 8 of the Supplement plus (b) amounts available for distribution hereunder pursuant to subsection 2.2(b)(vii) of the Class C Purchase Agreement.

         "Available Principal Amounts" shall mean, with respect to each Distribution Date, an amount equal to the amount distributed by the Servicer or the Trustee (acting in accordance with instructions of the Servicer) for application pursuant to Section 4.9(f)(i), 4.9(g)(v)or 4.9(g)(vi) of Article IV under Section 8 of the Supplement.

         "Catherines Portfolio" shall mean the accounts that CSRC expects to acquire which arise under a portfolio of proprietary credit cards used at Catherines Plus Sizes(R) stores and other stores operated by Catherines Stores Corporation and its subsidiaries.

         "Charming Shoppes" shall mean Charming Shoppes, Inc., a Pennsylvania corporation.


         "Charming Shoppes Trigger Event" shall mean the last day of a fiscal quarter for Charming Shoppes on which (x) (i) if such fiscal quarter is the third fiscal quarter for any Charming Shoppes fiscal year, Charming Shoppes and its consolidated subsidiaries shall have sustained a net loss exceeding $1,000,000 for the fiscal quarter ending on such day and (ii) otherwise, Charming Shoppes and its consolidated subsidiaries shall have sustained a net loss of any amount for the fiscal quarter ending on such day, (y) the Tangible Net Worth of Charming Shoppes and its consolidated subsidiaries is less than $228,000,000 or (z) Charming Shoppes' Debt to Tangible Net Worth Ratio is equal to or greater than 100%.

         "Class C Purchase Agreement" shall mean the Certificate Purchase Agreement, dated as of August 5, 2004, among CSRC, the Servicer, the Trustee and the Class C Certificateholders named therein, as amended, modified or otherwise supplemented from time to time.

         "Class C Spread Account" shall have the meaning assigned thereto in the Class C Purchase Agreement.

         "Class D-1 Certificate Rate" shall mean LIBOR plus the "Applicable Spread" as defined in the Fee Letter.

         "Class D-1 Expected Final Payment Date" shall mean the March 2010 Distribution Date.

         "Class D-1 Holders" shall mean the Covered Class D-1 Holders and the Uncovered Class D-1 Holders.

         "Class D-1 Reduction Amount" shall mean, on any day, the aggregate unreimbursed amount by which the Class D-1 Investor Interest has been reduced below the Class D-1 Initial Investor Interest for reasons other than the payment of principal to the Class D-1 Certificateholders.

         "Class D-1 Reduction Rate" shall mean, on any day, the Class D-1 Certificate Rate in effect on such Distribution Date plus the "Reduction Spread" as defined in the Fee Letter.

         "Class D-1 Transfer Amount" shall mean, with respect to each Distribution Date, the lesser of (x) the Covered Class D-1 Investor Interest as of such Distribution Date (after giving effect to all reductions thereto pursuant to Section 2.5(a) and 2.2(b)(i) on such Distribution Date) and (y) the excess, if any, of the Required Class D-1 Transfer Amount over the Net Transferred Amount as of the preceding Distribution Date.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Commercial Paper" shall mean the commercial paper promissory notes issued by a Structured Holder in the commercial paper market.

         "Commission" shall mean the Securities and Exchange Commission.

         "Consent Date" shall mean, with respect to a request for consent made by the Seller pursuant to Section 6.8(b)(2) relating to the Catherines Portfolio, the latest of (A) five Business Days after the Rating Agencies consent to the addition of Additional Accounts related to the Catherines Portfolio pursuant to the terms of the Pooling and Servicing Agreement and (B) ten Business Days after the receipt by the Covered Class D-1 Holders of the last item of information that CSRC and/or the Servicer shall provide as required by
Section 6.8(b)(2)(B).

         "Covered Class D-1 Additional Interest" shall mean, with respect to any Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, times (ii) the sum of the Class D-1 Certificate Rate and 1% per annum, times
(iii) any Covered Class D-1 Deficiency Amounts for the prior Distribution Date (or the portion thereof theretofore not paid to the Covered Class D-1 Holders).

         "Covered Class D-1 Certificates" means, at any time, Class D-1 Certificates then held by the Covered Class D-1 Holder; it being understood and agreed that the portion of Class D-1 Certificates deemed to have been transferred to the Uncovered Class D-1 Holder pursuant to Section 3.1 shall not be considered to be so held.

         "Covered D-1 Commitment Amount" shall mean, with respect to each Distribution Date, an amount equal to the portion of Class D-1 Monthly Interest and Class D-1 Deficiency Amount payable to the Uncovered Class D-1 Holder that is attributable to the payment of the "Applicable Spread" component of the Class D-1 Certificate Rate; it being understood that payments of Class

D-1 Monthly Interest shall be allocated first to the payment of the "Applicable Spread" component and then to the "LIBOR" component of the Class D-1 Certificate Rate.

         "Covered Class D-1 Deficiency Amount" shall mean, for any Distribution Date, the portion of the Class D-1 Deficiency Amount owed to the Covered Class D-1 Holders.

         "Covered Class D-1 Holders" shall mean the Initial Covered Class D-1 Holder and each of its successors and permitted transferees other than CSRC.

         "Covered Class D-1 Initial Investor Interest" shall mean the initial principal amount of the Class D-1 Certificate purchased by the Initial Covered Class D-1 Holder, which is $9,450,000.

         "Covered Class D-1 Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Covered Class D-1 Initial Investor Interest minus (b) the aggregate amount of principal payments made to the Covered Class D-1 Holders prior to such date (other than any principal payments made pursuant to Section 4.9(h) of Article IV of Section 8 of the Supplement) minus (c) the Covered Class D-1 Reduction Amount minus (d) the amount of any reduction to the Covered Class D-1 Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Covered Class D-1 Certificates pursuant to Section 4.16 of the Supplement minus (e) the Net Transferred Amount on such date (after giving effect to any increases or decreases thereof on such date) minus (f) the Covered Class D-1 Percentage of the Initial Total Pre-Funded Amount plus (g) the Covered Class D-1 Percentage of any increases to the Series Investor Interest pursuant to Section 4.21 of Article IV of Section 8 of the Supplement during the Funding Period, plus (h) the aggregate Reimbursement Amount for all prior Distribution Dates allocated to the Covered Class D-1 Investor Interest pursuant to Section 2.5(b); provided, however, that the Covered Class D-1 Investor Interest may not be reduced below zero.

         "Covered Class D-1 Percentage" shall mean, on any date of determination, the Class D-1 Percentage times a fraction, the numerator of which is (x) the Covered Class D-1 Investor Interest as of the preceding Distribution Date less (y) any decreases in the Net Transferred Amount on such date plus (z) any increases in the Net Transferred Amount on such date and the denominator of which is the Investor Interest.

         "Covered Class D-1 Reduction Amount" shall mean, on any date of determination, the aggregate unreimbursed amount by which the Covered Class D-1 Investor Interest has been reduced below the Covered Class D-1 Initial Investor Interest as a result of the allocation of the Class D-1 Reduction Amount, pursuant to Section 2.5(a).

         "Covered Shortfalls" shall mean, with respect to any Distribution Date, the aggregate unfunded amounts pursuant to Section 2.2(c)(i) through (c)(iv) and
(c)(vi) for which the Covered Class D-1 Holder has received Redirected Payments.

         "Credit Agreement" shall mean any agreement (other than the Liquidity Agreement) now or hereafter entered into by a Structured Holder providing for the issuance of one or more letters of credit for the account of such Structured Holder, the making of loans to such Structured Holder or any other extensions of credit to or for the account of such Structured Holder to support all or any part of such Structured Holder's payment obligations under its Commercial Paper or to provide an alternate means of funding such Structured Holder's investments in accounts receivable or other financial assets, in each case as amended, supplemented or otherwise modified from time to time.

         "CSRC" has the meaning assigned thereto in the preamble.

         "Debt to Tangible Net Worth Ratio" shall mean, as of the end of any fiscal quarter of Charming Shoppes, the ratio of (x) Funded Debt to (y) Tangible Net Worth.

         "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

         "Excess Yield Percentage" shall mean, with respect to any Distribution Date, the result (expressed as a percentage) of a fraction, the numerator of which is the product of (a) the Excess Spread for such Distribution Date, minus
(i) the Shared Excess Finance Charge Collections from Series other than Series 2004-1 included in the calculation of Excess Spread for such Distribution Date and (ii) the sum of (A) amounts required to be applied pursuant to Sections 4.11(a) through (q) of the Supplement (other than Section 4.11(l)) plus (B) the amounts required to be applied pursuant to Sections 2.2(b)(ii)(B)(II) through (2.2(b)(iv) of the Class C Purchase Agreement plus (C) the amounts required to be applied pursuant to 2.2(c) (other than clauses (iv) through (viii) thereof) of this Agreement times (b) twelve, and the denominator of which is the Series Investor Interest for such Distribution Date.

         "Fee Letter" shall mean the letter agreement, dated as of the date hereof, among the Seller, the Servicer and the Covered Class D-1 Holder, as amended or otherwise modified from time to time.

         "Foreign" shall mean, with respect to any Funding Source that is an assignee or participant of a Structured Holder, any Person not organized under the laws of the United States, one of the states thereof, or the District of Columbia.

         "Funded Debt" shall mean, as at the end of any fiscal quarter of Charming Shoppes, the sum (without duplication) of the following (computed on a consolidated basis for Charming Shoppes and its consolidated subsidiaries): (a) all indebtedness for borrowed money of, or guaranteed by, Charming Shoppes and such subsidiaries, (b) all indebtedness secured by any Lien on any property owned by Charming Shoppes or such subsidiaries, even though such Persons have not assumed or become liable for the payment thereof, and (c) obligations of Charming Shoppes or such subsidiaries under leases which have been or should be, in accordance with GAAP, capitalized. For purposes of this definition, it is understood and agreed that borrowed money shall be the amount of "Total Long-Term Debt" and "Total Short-Term Debt" outstanding as reported in the notes to the consolidated financial statements of Charming Shoppes (excluding such amounts already identified in (b) above and excluding amounts of "Other Long-Term Debt" as reported in such notes), and including the Letter of Credit Amount as of the end of any fiscal quarter end.

         "Funding Agreement" shall mean any agreement or instrument executed by any Funding Source with or for the benefit of a Structured Holder.

         "Funding Source" shall mean any insurance company, bank or other financial institution providing liquidity, credit enhancement or back-up purchase support or facilities to a Structured Holder in respect of commercial paper issued by such Structured Holder, the proceeds of which were used to fund the Covered Class D-1 Investor Interest.

         "GAAP" shall mean United States generally accepted accounting principles.

         "Indemnifying Party" shall have the meaning assigned thereto in Section 2.7(b) of this Agreement.

         "Indemnitee" shall have the meaning assigned thereto in Section 2.7(a) of this Agreement.

         "Initial Class D-1 Holder" shall mean CSRC.

         "Initial Covered Class D-1 Holder" shall have the meaning assigned thereto in the preamble of this Agreement.

         "Insolvency Event" shall mean, with respect to any Person, that any proceeding shall be instituted by or against such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, conservatorship or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian, conservator, sequestrator or other similar official for it or for any substantial part of its property.

         "Letter of Credit" means a letter of credit as to which Charming Shoppes or its subsidiary is the account party obligated to reimburse the issuing bank.

         "Letter of Credit Amount" means, at any time, the aggregate amount of outstanding Letters of Credit shown in the footnotes to the financial statements of Charming Shoppes then most recently filed with the Securities and Exchange Commission on Form 10-K or 10-Q.

         "Liquidity Agreement" shall mean that certain Liquidity Asset Purchase Agreement among the Initial Covered Class D-1 Holder, State Street Bank and Trust Company, as Liquidity Agent, the Administrator and each of the purchasers thereto, as amended from time to time.

         "Monthly Principal Payment Percentage" shall mean, for any Due Period, the percentage equivalent of a fraction, the numerator of which is an amount equal to the aggregate Collections of Principal Receivables received during such Due Period and the denominator of which is the aggregate Outstanding Balance of all Principal Receivables as of the close of business on the last day of the immediately preceding Due Period.

         "Net Transferred Amount" shall mean, with respect to any Distribution Date, an amount equal to the remainder of (x) the sum of (1) the aggregate amount paid to the Covered Class D-1 Holders pursuant to subsections 2.2(b)(ii) and (c)(vi) on all prior Distribution Dates plus (2) the aggregate amount of Redirected Payments received by the Covered Class D-1 Holder pursuant to subsection 2.2(d) in respect of any APA Shortfalls attributable to subsection 2.2(c)(vi) minus (y) aggregate amount paid to the Uncovered Class D-1 Holder pursuant to Section 3.2 on all prior Distribution Dates.

         "Original Certificate Purchase Agreement" shall have the meaning ascribed thereto in the preamble of this Agreement.

         "Proposed Transfer" shall have the meaning assigned thereto in Section 8.8(c).

         "Redirected Payments" shall mean the aggregate amount of payments to the Uncovered Class D-1 Holder that have been (i) paid to the Covered Class D-1 Holder pursuant to Section 2.2(d).

          "Regulation D" shall mean Regulation D of the Federal Reserve Board, or any other regulation of the Federal Reserve Board that prescribes reserve requirements applicable to nonpersonal time deposits or "Eurocurrency Liabilities" as presently defined in Regulation D, as in effect from time to time.

         "Regulatory Change" shall mean, relative to any Funding Source:

                  (a) any change in (or the adoption, implementation, phase-in or commencement of effectiveness of) any

                           (i) United States federal or state law or foreign law
                  applicable to such Funding Source;

                           (ii) regulation, interpretation, directive,
                  requirement or request (whether or not having the force of law) applicable to such Funding Source of (A) any court, government authority charged with the interpretation or administration of any law referred to in clause (a)(i) or (B) any fiscal, monetary or other authority having jurisdiction over such Funding Source; or

                           (iii) generally accepted accounting principles or
                  regulatory accounting principles applicable to such Funding Source and affecting the application to such Funding Source of any law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above; or

                  (b) any change in the application to such Funding Source of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii) above.

         "Reimbursement Amount" shall mean, with respect to any Distribution Date, the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on such Distribution Date pursuant to
Section 4.11(q) of Article IV under Section 8 of the Supplement for the purpose of reimbursing Class D-1 Investor Charge-Offs and Class D-1 Reallocated Principal Collections.

         "Repayment Amount" shall mean, as of any date, amounts owed to the Class D-1 Holders hereunder or under the Supplement.

         "Required Class C Spread Amount" shall have the meaning assigned thereto in the Class C Purchase Agreement.

         "Required Class D Holders" shall mean (1) until the later to occur of
(a) the day on which the Covered Class D-1 Investor Interest is reduced to zero and (b) the Covered Class D-1 Holders are no longer obligated to make any payments to the Uncovered Class D-1 Holders pursuant to Section 3.2(b), the Covered Class D-1 Holders and (2) otherwise, the holders of Class D Certificates representing more than 50% of the Class D Investor Interest.

         "Required Class D-1 Transfer Amount" shall mean, with respect to any Distribution Date, the product of (i) the greatest of the Required CS Percentage, the Required EY Percentage and the Required MPP Percentage in effect on such Distribution Date times (ii) the Initial Investor Interest.

         "Required CS Percentage" shall mean, with respect to any Distribution Date, (x) if a Charming Shoppes Trigger Event shall have occurred for the most recently ended fiscal quarter of Charming Shoppes, 5.25% and (y) otherwise, 0%; it being understood and agreed that if a Charming Shoppes Trigger Event shall have occurred in one fiscal quarter but shall have not occurred or be continuing in the next fiscal quarter, the Required CS Percentage for next quarter will be 0%.

         "Required EY Percentage" shall mean, with respect to any Distribution Date, (x) if the Three Month Excess Yield Percentage for such Distribution Date is less than 3%, 5.25% and (y) otherwise, 0%. If the "Required EY Percentage" is increased for any Distribution Date, the "Required EY Percentage" for any succeeding Distribution Date shall not be decreased until the Three Month Excess Yield Percentage falls within the range specified for a lower "Required EY Percentage" for three consecutive Due Periods.

         "Required MPP Percentage" shall mean, with respect to any Distribution Date, the "Required MPP Percentage" set forth in the right column of the table set forth below that corresponds to the applicable range for the Three Month MPP Percentage in effect for such Distribution Date:

       Three Month MPP Percentage               Required MPP Percentage*
       --------------------------               ------------------------
       greater than or equal to 7.0%                     0.0%

       greater than or equal to 6.0%
           but less than 7.0%                           2.75%

       less than 6.0%                                   5.25%

         *If the "Required MPP Percentage" is increased for any Distribution Date, the "Required MPP Percentage" for any succeeding Distribution Date shall not be decreased until the Three Month MPP Percentage falls within the range specified for a lower "Required MPP Percentage" for three consecutive Due Periods.

         "Senior Certificate Purchase Agreement" shall mean the Certificate Purchase Agreement dated as of July 21, 2004, among the Seller, the Servicer, Fashion Service Corp., Barclays Capital Inc. and Bear, Stearns & Company Inc., relating to offer and sale of the Class A Certificates, the Class M Certificates and the Class B Certificates.

         "Shareholders Equity" shall mean, as of the end of any fiscal quarter of Charming Shoppes, the amount which, in conformity with GAAP, would be set forth opposite the caption "Shareholders Equity" (or any like caption) on a consolidated balance sheet of Charming Shoppes and its consolidated subsidiaries at such date.

         "Spirit, Inc." has the meaning assigned thereto in the preamble.

         "State Street Related Party" shall mean State Street Bank and Trust Company, the Initial Covered Class D-1 Holder and any other Structured Holder owned or administered by State Street Bank and Trust Company or the Administrator.

         "Structured Holder" shall mean the Initial Covered Class D-1 Holder and any other Covered Class D-1 Holder the principal business of which consists of issuing Commercial Paper to fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets or interests therein and which is required by any nationally recognized rating agency which is rating such Commercial Paper to obtain from its principal debtors an agreement such as that set forth in Section 8.16(b) of this Agreement in order to maintain such rating.

         "Tangible Net Worth" shall mean as of the end of any fiscal quarter of Charming Shoppes, an amount equal to (x) Shareholder's Equity at such date minus
(y) all licenses, franchises, patents, patent applications, trademarks, program rights, good will, research and development expense and other like intangible assets shown on the consolidated balance sheet of Charming Shoppes and its consolidated subsidiaries.

         "Taxes" shall mean, in the case of any Funding Source that is an assignee or participant of a Structured Holder, taxes, levies, imposts, deductions, charges, withholdings and liabilities, now or hereafter imposed, levied, collected, withheld or assessed by any country (or any political subdivision thereof), excluding income or franchise taxes imposed on it by (i) the jurisdiction under the laws of which such Funding Source is organized (or by any political subdivision thereof), (ii) any jurisdiction in which an office of such Funding Source funding the Class D-1 Investor Interest is located (or any political subdivision thereof), or (iii) any jurisdiction in which such Funding Source is already subject to tax.

         "Three Month Excess Yield Percentage" shall mean, with respect to any Distribution Date, the average of the Excess Yield Percentages for the most recent three Distribution Dates, including such Distribution Date, (or, if less than three Distribution Dates have occurred since the Closing Date, for such Distribution Dates as shall have occurred).

         "Three Month MPP Percentage" shall mean, with respect to any Distribution Date, the average of the Monthly Principal Payment Percentages for the most recent three Distribution Dates, including such Distribution Date, (or, if less than three Distribution Dates have occurred since the Closing Date, for such Distribution Dates as shall have occurred).

         "Trigger Increase Event" shall have the meaning set forth in the Class C Purchase Agreement.

         "Trust" has the meaning assigned thereto in the preamble.

         "Trustee" has the meaning assigned thereto in the preamble.

         "Uncovered Class D-1 Deficiency Amount" shall mean, with respect to each Distribution Date, the remainder of (1) the Class D-1 Deficiency Amount payable to the Uncovered Class D-1 Holder on such Distribution Date minus (2) the portion thereof included in the Covered D-1 Commitment Amount for such Distribution Date.

         "Uncovered Class D-1 Holder" shall mean CSRC, in its capacity as holder of a Class D-1 Certificate, and its successors and permitted transferees in such capacity.

         "Uncovered Class D-1 Investor Interest" shall mean, on any date of determination, an amount equal to (a) Net Transferred Amount on such date (after giving effect to any increases or decreases thereof on such date) minus (b) the aggregate amount of principal payments made to the Uncovered Class D-1 Holder prior to such date minus (c) the aggregate amount of Class D-1 Reduction Amount allocated to the Uncovered Class D-1 Investor Interest pursuant to Section 2.5(a) on all prior Distribution Dates minus (d) the amount of any reduction to the Uncovered Class D-1 Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Covered Class D-1 Certificates pursuant to Section 4.16 of the Supplement minus (f) the Uncovered Class D-1 Percentage of the Initial Total Pre-Funded Amount, plus (g) the Uncovered Class D-1 Percentage of any increases to the Series Investor Interest pursuant to
Section 4.21 of the Supplement during the Funding Period, plus (h) the aggregate Reimbursement Amount for all prior Distribution Dates allocated to the Uncovered Class D-1 Investor Interest pursuant to Section 2.5(b); provided, however, the Uncovered Class D-1 Investor Interest may not be reduced below zero.

         "Uncovered Class D-1 Monthly Interest" shall mean, with respect to each Distribution Date, the remainder of (1) the Class D-1 Monthly Interest payable to the Uncovered Class D-1 Holder on such Distribution Date minus (2) the portion thereof included in the Covered D-1 Commitment Amount for such Distribution Date.

         "Uncovered Class D-1 Percentage" shall mean, on any date of determination, 1 minus the Covered Class D-1 Percentage.

         SECTION 1.2 Other Definitional Provisions.

         (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

         (b) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

         (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule, Attachment and Exhibit references are to this Agreement, unless otherwise specified. The words "including" and "include" shall be deemed to be followed by the words "without limitation."

                                   ARTICLE II

                   Amount and Terms of Class D-1 Certificates

         SECTION 2.1 Purchase.

         (a) Subject to terms and conditions hereof, (x) the Initial Covered Class D-1 Holder hereby agrees to purchase from the Initial Class D-1 Holder on the date hereof, and the Initial Class D-1 Holder hereby sells and assigns all of its right, title and interest in, to and under, to the Initial Covered Class D-1 Holder, a Class D-1 Certificate in an initial principal amount equal to $9,450,000 for a purchase price equal to 100% of such principal amount, and (y) CSRC agrees to acquire a Class D-1 Certificate in an initial principal amount of zero.

         (b) Except as otherwise set forth herein, all rights of any Class D-1 Holder with respect to any Class D-1 Certificate shall be governed by the Pooling and Servicing Agreement and the Supplement.

         SECTION 2.2 Distributions. On each Distribution Date, the Trustee (at the direction of the Servicer and upon receipt of the report substantially in the form of Exhibit A hereto to be delivered to each Class D-1 Holder on the related Determination Date) shall distribute the Available Amounts with respect to such date to the following Persons in the order of priority listed below:

         (a) The Available Interest Amount shall be distributed as follows:

                  (i) an amount equal to Class D-1 Monthly Interest, to the extent payable to the Covered Class D-1 Holders, plus the Covered Class D-1 Deficiency Amount for such Distribution Date shall be distributed to the Covered Class D-1 Holders plus the Covered D-1 Commitment Amount, if any, shall be distributed to the Covered Class D-1 Holders; and

                  (ii) subject to paragraph (d) below, an amount equal to the lesser of (A) any amounts remaining after the payment made pursuant to clause (i) above and (B) an amount equal to the Uncovered Class D-1 Monthly Interest plus the Uncovered Class D-1 Deficiency Amount for such Distribution Date shall be distributed to the Uncovered Class D-1 Holders.

         (b) The Available Principal Amount shall be distributed as follows:

                  (i) an amount equal to the lesser of (A) the Covered Class D-1 Investor Interest and (B) the Class D-1 Monthly Principal, if any, shall be distributed to the Covered Class D-1 Holders;

                  (ii) an amount equal to the lesser of (A) any amounts remaining after the payments made pursuant to clause (i) above and (B) an amount equal to the Class D-1 Transfer Amount shall be distributed to the Covered Class D-1 Holders;

                  (iii) an amount equal to the lesser of (A) any amounts remaining after the payments made pursuant to clauses (i) and (ii) above and (B) the lesser of (1) the Uncovered Class D-1 Investor Interest (calculated after giving effect to any increases to the Uncovered Class D-1 Investor Interest as a result of clause (ii) above) and (2) Class D-1 Monthly Principal, if any, shall be distributed to the Uncovered Class D-1 Holder.

         (c) Available Additional Amounts shall be distributed as follows:

                  (i) an amount equal to any Covered Class D-1 Additional Interest for such Distribution Date (and any Covered Class D-1 Additional Interest previously payable pursuant to this clause (i) but not paid on a prior Distribution Date) shall be distributed to the Covered Class D-1 Holders;

                  (ii) an amount equal to the lesser of (A) any amounts remaining after the payments made pursuant to clause (i) above and (B) an amount equal to the sum of any amounts owed to the Covered Class D-1 Holders or any Funding Source pursuant to the Fee Letter and Section 2.7, 2.9 or 8.3 hereof shall be distributed to the Covered Class D-1 Holders or such Funding Source, as applicable;

                  (iii) an amount equal to the lesser of (A) any amounts remaining after the payments made pursuant to clauses (i) and (ii) above and (B) an amount equal to the product of (x) the Covered Class D-1 Reduction Amount times (y) the Class D-1 Reduction Rate times (z) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, shall be distributed to the Covered Class D-1 Holders;

                  (iv) an amount equal to the lesser of (A) any amounts remaining after the payments made pursuant to clauses (i) through (iii) above and (B) on any Distribution Date occurring during (1) the Controlled Amortization Period after each of the Class A Investor Interest, Class M Investor Interest, Class B Investor Interest and Class C Investor Interest is reduced to zero, and (2) the Early Amortization Period, an amount equal to the portion of any Covered Class D-1 Reduction Amount then outstanding on such Distribution Date, if any, shall be distributed to the Covered Class D-1 Holders, it being understood that the aggregate amount distributed to the Covered Class D-1 Holders pursuant to subsection 2.2(b) and this subclause (iv) shall not exceed an amount equal to the sum of (w) payments of Class D-1 Monthly Principal made to the Covered Class D-1 Holders during the Controlled Amortization Period plus (x) the Covered Class D-1 Investor Interest as of the last day of the Controlled Amortization Period plus
         (y) any unreimbursed Covered Class D-1 Reduction Amount minus (z) the aggregate amount transferred to the Uncovered Class D-1 Investor Interest during the Early Amortization Period;

                  (v) an amount equal to the lesser of (A) any amount remaining after the payments made pursuant to clauses (i) through (iv) above and
         (B) an amount equal to the
         excess, if any, of the Required Class C Spread Amount over the amount on deposit in the Class C Spread Account after giving effect to any deposits thereto pursuant to the Class C Purchase Agreement on such Distribution Date shall be transferred to the Class C Spread Account;

                  (vi) an amount equal to the lesser of (A) any amount remaining after the payments made pursuant to clauses (i) through (v) above and
         (B) an amount equal to the APA Shortfall, if any, shall be distributed to the Covered Class D-1 Holders;

                  (vii) an amount equal to the lesser of (A) any amount remaining after the payments made pursuant to clauses (i) through (vi) above and (B) an amount equal to any unreimbursed Covered Shortfalls shall be distributed to the Uncovered Class D-1 Holder;

                  (viii) the balance, if any, shall be distributed to the Holder of the Exchangeable Seller Certificate.

         (d) If the aggregate amount available for distribution pursuant to paragraph (c) is less than the aggregate amount required to be distributed pursuant to clauses (i) through (vi) thereof, the Uncovered Class D-1 Holder hereby instructs that the Servicer direct the Trustee to pay the amount of such deficiency from amounts payable to the Uncovered Class D-1 Holder pursuant to clause (ii) of paragraph (a) above, to the Covered Class D-1 Holders or to the Class C Spread Account, as applicable. Such amounts shall be applied in accordance with the priorities set forth in clauses (i) through (vi) of Section 2.2(c).

         (e) Notwithstanding any reallocation of payments pursuant to this
Section 2.2 or the definitions of Covered Shortfalls and Covered Class D-1 Commitment Amount for purposes of determining amounts to be allocated pursuant to the Supplement (x) the Uncovered Class D-1 Holders hereby agree that any amounts allocated to them pursuant to the Supplement, whether actually received by them or reallocated pursuant to such Section or definition, shall constitute payment in full of such amounts by the Trust and (y) each of the Seller, the Trustee and the Covered Class D-1 Holders hereby agree that any Covered Shortfalls shall remain payable from allocations under the Supplement on future Distribution Dates regardless of any payments received by the Covered Class D-1 Holders pursuant to such Section, but that such amounts shall be payable to the Uncovered Class D-1 Holder pursuant to Section 2.2(c)(vii) rather than to the Covered Class D-1 Holders.

         (f) In order to effect the distributions required to be made under this
Section 2.2, this Agreement hereby requires that amounts be paid pursuant to Sections 4.9(f)(i), 4.9(g)(vi) and 4.11(s) of Article IV under Section 8 of the Supplement, in the each case to the extent funds are available for such payment under the terms of the Supplement, to fund amounts described in Sections 2.2(b) and (c), as applicable.

         SECTION 2.3 Interest Rate; Payment Dates.

         (a) The Class D-1 Investor Interest shall bear interest at the Class D-1 Certificate Rate.

         (b) The Covered Class D-1 Reduction Amount shall bear interest at the Class D-1 Reduction Rate.

         (c) Class D-1 Monthly Interest, Class D-1 Deficiency Amounts, Class D-1 Additional Interest and Class D-1 Monthly Principal shall be payable on each Distribution Date, as provided in Section 2.2 hereof and the Supplement.

         SECTION 2.4 Payments. On or prior to 10:00 a.m., New York City time, on each Distribution Date, the Servicer shall deliver instructions to the Trustee regarding all payments to be made hereunder on such Distribution Date. All payments to be made on behalf of the Trust hereunder, whether on account of principal, interest, or otherwise, shall be made without setoff or counterclaim and shall be made prior to 2:30 p.m., New York City time, on the due date thereof, to each Class D-1 Holder in accordance with the terms of the Pooling and Servicing Agreement and the Supplement.

         SECTION 2.5 Allocation of Reductions to Class D-1 Investor Interest.

         (a) On any Distribution Date on which there are Class D-1 Investor Charge-Offs, the Uncovered Class D-1 Investor Interest will be reduced by the amount of such Class D-1 Investor Charge-Offs. If such reduction would cause the Uncovered Class D-1 Investor Interest to be a negative number, the Uncovered Class D-1 Investor Interest will be reduced to zero, and the Covered Class D-1 Investor Interest will be reduced by the amount by which the Uncovered Class D-1 Investor Interest would have been reduced below zero (but for the proviso in the definition thereof).

         (b) On any Distribution Date on which there is a Reimbursement Amount, the Covered Class D-1 Investor Interest will be increased by the amount of such Reimbursement Amount, but not in excess of any unreimbursed Class D-1 Reduction Amount previously allocated to the Covered Class D-1 Investor Interest. If any Reimbursement Amount remains after reimbursing the Covered Class D-1 Investor Interest, the Uncovered Class D-1 Investor Interest will be increased by the amount of such remaining Reimbursement Amount, but not in excess of any unreimbursed Class D-1 Reduction Amount allocated to the Uncovered Class D-1 Investor Interest.

         SECTION 2.6 Nonrecourse and Recourse Obligations; Obligations Absolute. Except as provided in Section 2.7, notwithstanding any provision in any other Section of this Agreement to the contrary, the obligation to pay the Repayment Amount shall be without recourse to (i) the Seller, the Servicer, the Trustee, any Certificateholder, any Certificate Owner, any Receivables Purchaser or any Purchaser Representative or (ii) any affiliate, officer, director, employee or agent of any Person described in clause (i), and the obligation to pay such amounts hereunder shall be limited solely to the application of Available Amounts, as described in Section 2.2 hereof, and withdrawals from the Class C Spread Account as described in Section 2.8 hereof, in the Pooling and Servicing Agreement and the Supplement, which amounts shall be subordinated to the rights of other Investor Certificateholders as provided herein and in the Pooling and Servicing Agreement and the Supplement.

         SECTION 2.7 Indemnification.

         (a) The Trust, acting through the Trustee (and at the direction of the Servicer), but only to the extent funds are available therefor under Section 2.2 and Section 2.8, the Seller and the Servicer agree to indemnify and hold harmless each Covered Class D-1 Holder and any director, officer, employee, representative or agent of such Covered Class D-1 Holder (each such Person being an "Indemnitee") from and against any and all claims, damages, losses, liabilities, costs or expenses (including reasonable fees and expenses of counsel) whatsoever (other than claims for payment of Class D-1 Monthly Interest, Covered Class D-1 Additional Interest, Class D-1 Deficiency Amounts and Class D-1 Monthly Principal) which the Indemnitee may incur (or which may be claimed against the Indemnitee) by reason of or in connection with (i) the execution and delivery of payment under, this Agreement or the Covered Class D-1 Investor Interest or (ii) the transactions contemplated hereby, except (A) to the extent that any such claim, damage, loss, liability, cost or expense shall be caused by the willful misconduct or gross negligence of the Indemnitee in performing its obligations under this Agreement or a Class D-1 Certificate, (B) to the extent that any such claim, damage, loss, liability, cost or expense relates to any income or franchise tax based on the net income of such Covered Class D-1 Holder or any other tax upon or measured by income, gross receipts, assets or capital of such Covered Class D-1 Holder imposed by the United States of America or by any state, locality or foreign jurisdiction in which such Covered Class D-1 Holder maintains an office or permanent establishment or is otherwise doing business or (C) as provided in Section 8.3 hereof. If an Indemnitee has a claim for indemnification pursuant to this Section 2.7 arising from (i) any representation and warranty of the Seller or the Servicer made herein or in the Pooling and Servicing Agreement being incorrect in any material respect when made, (ii) noncompliance by the Seller or the Servicer with the terms and provisions of this Agreement, the Pooling and Servicing Agreement or the Supplement or (iii) the amounts of any Class D-1 Reduction Amount, to the extent such amounts represent amounts which the Seller or the Servicer failed to deposit in the Collection Account in accordance with the Pooling and Servicing Agreement, together with interest thereon, such claim, notwithstanding the terms of Section 2.6, shall be with recourse to the Seller or the Servicer, as the case may be, but not to any successor to the Servicer. Notwithstanding the preceding sentence, the sole remedy against the Seller or the Servicer for a breach of a representation, warranty or covenant made in the Pooling and Servicing Agreement shall be limited to the right to remedies provided therein and this Section 2.7 is not intended to create any claim against the Seller or Servicer not otherwise created by the terms of the Pooling and Servicing Agreement.

         (b) Promptly after the receipt by any Indemnitee of a notice of commencement of any action, such Indemnitee will, if a claim in respect thereof is to be made against the Trust, the Seller or the Servicer pursuant to Section 2.7(a) (the "Indemnifying Party"), notify such Indemnifying Party in writing of the commencement thereof; but the omission so to notify such Indemnifying Party will not relieve such Indemnifying Party from any liability which it may have to such Indemnitee pursuant to Section 2.7(a) except and to the extent of any prejudice to such Indemnifying Party arising from such failure to provide such notice. In case any such action shall be brought against any Indemnitee and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnitee (who shall not, except with the consent of such Indemnitee, be counsel to the Indemnifying Party) with respect to such action, and it being understood that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such indemnified parties. Upon receipt of notice from an Indemnifying Party to such Indemnitee of such Indemnifying Party's election so to appoint counsel to assume the defense of such action and approval by such Indemnitee of such counsel, such Indemnifying Party will not be liable to such Indemnitee under this Section 2.7 for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall, without the prior written consent of the Indemnitee, effect any settlement of any pending or threatened action in respect of which any Indemnitee is or could have been a party and indemnity could have been sought hereunder by such Indemnitee unless such settlement includes an unconditional release of such Indemnitee from all liability on any claims that are the subject matter of such action. No Indemnifying Party shall be liable under this section for any settlement of any claim or action effected without their prior written consent, which shall not be unreasonably withheld. Notwithstanding the foregoing, in case any action is brought against an Indemnitee in which the Seller, the Servicer or the Trust is a defendant, and such Indemnitee shall have concluded that there may be legal defenses available to it that are different from or additional to those available to the Seller, the Servicer or the Trust, such Indemnitee shall have the right to select and, at its own expense, retain separate counsel to assert such legal defenses and to otherwise participate in the defense.

         SECTION 2.8 Payments from Class C Spread Account. If, on any Distribution Date, the aggregate amount available for distribution pursuant to Sections 2.2(a) and (c) and available for redirection pursuant to Section 2.2(d) is less than the aggregate amount required to be distributed pursuant to Section 2.2(a)(i) and Sections 2.2(c)(i) through (iv), then the Servicer shall instruct the Trustee to apply amounts withdrawn from the Class C Spread Account pursuant to Section 2.5(c) of the Class C Purchase Agreement in the order of priority and manner set forth in Section 2.2(a)(i) and then Sections 2.2(c)(i) through (iv) of this Agreement.

         SECTION 2.9 Increased Cost, Reduced Return and Taxes.

         (a) If (i) Regulation D or (ii) any Regulatory Change occurring after the date hereof:

                  (A) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board), special deposit or similar requirement against assets of any Funding Source, deposits or obligations with or for the account of any Funding Source or with or for the account of any affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of any Funding Source, or credit extended by any Funding Source under any Funding Agreement; or

                  (B) shall change the amount of capital maintained or required or requested or directed to be maintained by any Funding Source; or

                  (C) shall impose any other condition affecting any Covered Class D-1 Certificates owned or funded in whole or in part by any Funding Source, or its obligations or rights, if any, to fund the Covered Class D-1 Investor Interest;

and the result of any of the foregoing is or would be

                  (x) to increase the cost to (or in the case of Regulation D referred to above, to impose a cost on) a Funding Source funding the Covered Class D-1 Investor Interest, any purchases, reinvestments, or loans or other extensions of credit under the Liquidity Agreement, or any Credit Agreement, or any commitment of such Funding Source with respect to any of the foregoing,

                  (y) to reduce the amount of any sum received or receivable by a Funding Source under the Liquidity Agreement or the Credit Agreement with respect thereto, or

                  (z) in the reasonable determination of such Funding Source, to reduce the rate of return on the capital of a Funding Source as a consequence of its obligations arising in connection herewith to a level below that which such Funding Source could otherwise have achieved but for Regulation D or such Regulatory Change, then within thirty days after demand by such Funding Source (which demand shall be accompanied by a statement setting forth the basis of such demand), the Trust shall pay to the applicable Structured Holder solely from Available Amounts available therefor in accordance with Section 2.2(c) for the benefit of such Funding Source, such amounts charged to such Funding Source or to compensate such Funding Source for such reduction. This Section 2.9(a) shall not apply to Taxes. For the avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board (including Interpretation No. 46: Consolidation of Variable Interest Entities) shall constitute an adoption, change, request or directive subject to this Section 2.9(a).

         (b) Each Funding Source will promptly notify the applicable Structured Holder and the Seller of any event of which it has knowledge which will entitle such Funding Source to compensation pursuant to this Section 2.9; provided, however, no failure to give or delay in giving such notification shall adversely affect the rights of any Funding Source to such compensation.

         (c) In determining any amount provided for or referred to in this
Section 2.9, a Funding Source may use any reasonable averaging and attribution methods that it (in its sole discretion) shall deem applicable. Any Funding Source when making a claim under this Section 2.9 shall submit to the applicable Structured Holder and the Seller a statement as to such increased cost or reduced return (including calculation thereof in reasonable detail), which statement shall, in the absence of demonstrable error, be conclusive and binding upon Seller.

         (d) Each Structured Holder agrees that it shall use its reasonable best efforts to take any action that will avoid the need to pay, or will reduce the amount of, any increased amounts referred to in paragraph (a) and agrees that the Servicer may require such Structured Holder to replace a Funding Source if there arises any obligation to make any payments to such Funding Source pursuant to this Section 2.9; provided that a Structured Holder shall not be obligated to take any actions that would, in the reasonable opinion of such Structured Holder, be disadvantageous to such Structured Holder and shall not be required to replace any Funding Source unless such replacement Funding Source is reasonably acceptable to such Structured Holder.

         (e) Subject to Section 2.9(g), any and all payments made under this Agreement shall be made free and clear of, and without deduction for, any and all present or future Taxes. If any amount of Taxes shall be required by law to be deducted from or in respect of any sum payable hereunder to any Foreign Funding Source that is an assignee or participant of a Structured Holder, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.9(e)), such Foreign Funding Source receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Trustee shall make such deductions and (iii) the Trustee shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law solely from Available Amounts available therefor in accordance with Section 2.2(c).

         (f) Each Foreign Funding Source that is an assignee or participant of a Structured Holder, on or prior to the date pursuant to which it becomes an assignee or participant of the such Structured Holder, and from time to time thereafter if requested in writing by the Seller (unless such Funding Source can no longer lawfully do so due to a change in law subsequent to the date it became an assignee or participant of such Structured Holder hereunder), shall provide Seller and the Trustee with Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Funding Source is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest to zero or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

         (g) For any period with respect to which a Funding Source that is a Foreign assignee or participant of a Structured Holder has failed to provide the Seller with the appropriate form described in Section 2.9(f) (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided), such Funding Source shall not be entitled to payments of additional amounts under Section 2.9(e).

         SECTION 2.10 Specified Percentage. Reference is made to the definition of Specified Percentage in the Class C Purchase Agreement. On any date, the amount referred to in clause (y) of such definition shall be a fraction (expressed as a percentage), (x) the numerator of which is the Covered Class D-1 Investor Interest on such date (after giving effect to all allocations and transfers under Sections 2.2, 3.1 and 3.2 on such date, any (y) the denominator of which is the Initial Invested Amount.

         SECTION 2.11 Pre-Funding Account. If any amount is distributed by the Servicer or the Trustee (acting in accordance with the instructions of the Servicer) on a Distribution Date under Section 4.9(h) of Article IV under
Section 8 of the Supplement for application to the Class D-1 Certificates, such amount shall be shared proportionately by the Holders of the Covered Class D-1 Certificates and the Holders of the Uncovered Class D-1 Certificates according to the share of the Class D-1 Investor Interest represented by the Covered Class D-1 Investor Interest or the Uncovered Class D-1 Investor Interest, respectively.

                                  ARTICLE III

                   Required Transfers and Required Retransfers

         SECTION 3.1 Transfers to Uncovered Class D-1 Holder. On each Distribution Date on which the Covered Class D-1 Holders receive payments of the Class D-1 Transfer Amount pursuant to subsection 2.2(b)(ii) or (c)(vi), the Covered Class D-1 Holder shall be deemed to have transferred a portion of the Covered Class D-1 Investor Interest equal to the amount of such payments. In connection with such deemed transfer, the Covered Class D-1 Investor Interest shall be reduced by the amount of such payments and the Uncovered Class D-1 Investor Interest shall be increased by the amount of such payments.

         SECTION 3.2 Transfers to Covered Class D-1 Holder. (a) Subject to the requirements set forth in paragraph (b) below, on each Distribution Date on which the Uncovered Class D-1 Investor Interest exceeds the Required Class D-1 Transfer Amount for such Distribution Date, the Covered Class D-1 Holder shall be required to pay the amount of such excess to the Uncovered Class D-1 Holder. In connection with such payment, the Uncovered Class D-1 Investor Interest shall be reduced by the amount of such payments and the Covered Class D-1 Investor Interest shall be increased by the amount of such payments.

         (b) The Covered Class D-1 Holder will be obligated to make any payment pursuant to paragraph (a) above on a Distribution Date only if each of the following conditions is satisfied:

                  (i) each of the representations and warranties of the Seller and the Servicer made in the Pooling and Servicing Agreement, the Supplement and this Agreement shall be true and correct in all material respects as of such Distribution Date (except to the extent they expressly relate to an earlier or later time);

                  (ii) the Seller and the Servicer shall be in compliance in all material respects with all of their respective covenants contained in the Pooling and Servicing Agreement, the Supplement and this Agreement;

                  (iii) no Early Amortization Event, Servicer Default or event which with the giving of notice or passage of time or both could become an Early Amortization Event or Servicer Default shall have occurred and be continuing;

                  (iv) the amount on deposit in the Class C Spread Account shall be at least equal to the Required Class C Spread Amount after giving effect to (A) any deposits to, and withdrawals from, such the Class C Spread Account on such Distribution Date, and (B) any increase in the Covered Class D-1 Investor Interest as a result of such payment;

                  (v) at least one Business Day prior to such Distribution Date, the Administrator and the Covered Class D-1 Holder shall have received a completed Notice of Retransfer Funding substantially in the form of Exhibit C hereto; and

                  (vi) no event shall have occurred that results in the Covered Class D-1 Holder being unable to access the United States commercial paper markets and the liquidity banks not being obligated to make a purchase under the Liquidity Agreement.

                  (c) Notwithstanding any provisions contained in this Agreement to the contrary, the Covered Class D-1 Holder, if a Structured Holder, shall not, and shall not be obligated to, pay any amount pursuant to this Agreement unless such Covered Class D-1 Holder has excess cash flow from operations or has received funds with respect to such obligation which may be used to make such payment and which funds or excess cash flow are not required to repay Commercial Paper issued by such Covered Class D-1 Holder. Any amount which such Covered Class D-1 Holder does not pay pursuant to the operation of the preceding sentence shall not constitute a claim against the Covered Class D-1 Holder for any such insufficiency unless and until the conditions described in the preceding sentence are satisfied. Nothing described in this paragraph shall be construed to forgive or cancel any obligations of the Covered Class D-1 Holder hereunder.

                                   ARTICLE IV

              Representations and Warranties of Seller and Servicer

         SECTION 4.1 Representations and Warranties of the Servicer. Spirit, Inc., as Servicer, hereby represents and warrants to the Initial Covered Class D-1 Holder as of the date hereof as follows:

         (a) Organization and Good Standing. The Servicer is a corporation duly organized and validly existing under the laws of the State of Delaware and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party.

         (b) Due Qualification. The Servicer is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals with respect to the Servicer required under applicable law, except in each case where the failure to do so would not individually or in the aggregate have a material adverse effect on the Covered Class D-1 Certificates.

         (c) Due Authorization. The execution and delivery by the Servicer of this Agreement and each other Transaction Document to which it is a party and the consummation of the transactions provided for hereunder and thereunder have been duly authorized by the Servicer by all necessary corporate action on its part and this Agreement and each other Transaction Document to which it is a party will remain, from the time of its execution, an official record of the Servicer.

         (d) Enforceability. Each of this Agreement and each other Transaction Document to which the Servicer is a party has been duly executed and delivered by the Servicer and constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws.

         (e) No Conflict. The execution and delivery of this Agreement and each other Transaction Document to which the Servicer is a party, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Servicer is a party or by which it or any of its properties are bound.

         (f) No Violation. The execution and delivery of this Agreement and each other Transaction Document to which the Servicer is a party, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof and thereof will not conflict with or violate in any material respect any Requirements of Law applicable to the Servicer.

         (g) No Proceedings. There are no actions, investigations or proceedings pending or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (iii) seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or any other Transaction Document to which it is a party, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any other Transaction Document or (v) seeking to affect adversely the income tax attributes of the Trust.

         (h) All Consents Required. All appraisals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by the Servicer of this Agreement and each other Transaction Document to which it is a party, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof, have been obtained.

         (i) Incorporated Representations and Warranties. Its representations and warranties in Section 3.3 of the Pooling and Servicing Agreement are true and correct in all material respects as of the dates they were so made.

         (j) Financial Statements. The Servicer has delivered to the Initial Covered Class D-1 Holder complete and correct copies of the audited consolidated balance sheet and audited consolidated statement of income of Charming Shoppes for the fiscal year ended January 31, 2004.

         (k) No Adverse Change. There has not been any material adverse change in the business, operations, financial condition, properties or assets of the Servicer since the date of its formation.

         (l) Trust Indenture Act; Investment Company Act. Neither the Pooling and Servicing Agreement nor the Supplement is required to be qualified under the Trust Indenture Act of 1939, and the Trust is not required to be registered under the Investment Company Act of 1940, as amended.

         (m) No Early Amortization Event, Insolvency Event or Servicer Default. No Early Amortization Event with respect to the Series 2004-1 Certificates, Insolvency Event, or Servicer Default has occurred and is continuing, and no event, act or omission has occurred and is continuing which, with the lapse of time, the giving of notice or both, would constitute such an Early Amortization Event, Insolvency Event or Servicer Default.

         (n) Reports. No report, statement, exhibit or other written information required to be furnished by the Servicer or any of its Affiliates, agents or representatives to the Covered Class D-1 Holders pursuant to this Agreement, the Pooling and Servicing Agreement or the Supplement is or shall be inaccurate in any material respect, or contains or shall contain any material misstatement of fact, or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading, in each case, as of the date it is or shall be dated or (except as otherwise disclosed to the Covered Class D-1 Holders at such time) as of the date so furnished.

         SECTION 4.2 Representations and Warranties of the Seller. CSRC, as Seller, hereby represents and warrants to the Initial Covered Class D-1 Holder as of the date hereof as follows:

         (a) Organization and Good Standing. The Seller is a corporation duly organized and validly existing under the laws of the State of Delaware and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party.

         (b) Due Qualification. The Seller is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals with respect to the Seller required under applicable law, except in each case where the failure to do so would not individually or in the aggregate have a material adverse effect on the Class D-1 Certificates.

         (c) Due Authorization. The execution and delivery by the Seller of this Agreement and each other Transaction Document to which it is a party and the consummation of the transactions provided for hereunder and thereunder have been duly authorized by the Seller by all necessary corporate action on its part and this Agreement and each other Transaction Document to which it is a party will remain, from the time of its execution, an official record of the Seller.

         (d) Enforceability. Each of this Agreement and each other Transaction Document to which the Seller is a party has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws.

         (e) No Conflict. The execution and delivery of this Agreement and each other Transaction Document to which the Seller is a party, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its properties are bound.

         (f) No Violation. The execution and delivery of this Agreement and each other Transaction Document to which the Seller is a party, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof and thereof will not conflict with or violate in any material respect any Requirements of Law applicable to the Seller.

         (g) No Proceedings. There are no actions, investigations or proceedings pending or, to the best knowledge of the Seller, threatened against the Seller before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any other Transaction Document to which it is a party, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any other Transaction Document or (v) seeking to affect adversely the income tax attributes of the Trust.

         (h) All Consents Required. All appraisals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by the Seller of this Agreement and each other Transaction Document to which it is a party, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof, have been obtained.

         (i) Incorporated Representations and Warranties. Its representations and warranties in Sections 2.3 and 2.4 of the Pooling and Servicing Agreement are true and correct in all material respects as of the dates they were so made.

         (j) Trust Indenture Act; Investment Company Act. Neither the Pooling and Servicing Agreement nor the Supplement is required to be qualified under the Trust Indenture Act of 1939, and the Trust is not required to be registered under the Investment Company Act of 1940, as amended.

         (k) No Early Amortization Event, Insolvency Event or Servicer Default. No Early Amortization Event with respect to the Series 2004-1 Certificates, Insolvency Event or Servicer Default has occurred and is continuing, and no event, act or omission has occurred and is continuing which, with the lapse of time, the giving of notice or both, would constitute an Early Amortization Event, Insolvency Event or Servicer Default.

         (l) No Adverse Change. There has not been any material adverse change in the business, operations, financial condition, properties or assets of the Seller since the fiscal year ended January 30, 2004.

         (m) Class D-1 Certificates. The Class D-1 Certificates have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Pooling and Servicing Agreement and the Supplement and delivered to and paid for in accordance with this Agreement, will be duly and validly issued and outstanding, and will be entitled to the benefits of the Pooling and Servicing Agreement, the Supplement and this Agreement.

         (n) Securities Laws. Based upon, among other things, the representations and warranties of the Initial Covered Class D-1 Holders hereunder, the sale of the Class D-1 Certificates pursuant to the terms of this Agreement, the Pooling and Servicing Agreement and the Supplement will not require the registration of such Covered Class D-1 Certificates under the Securities Act of 1933, as amended.

                                   ARTICLE V

                              Conditions Precedent

         Sections 5.1 through 5.3 constitute conditions precedent to the obligation of the Initial Covered Class D-1 Holder to purchase the Covered Class D-1 Certificates on the date hereof.

         SECTION 5.1 Representations and Warranties. On the date hereof and after giving effect to the issuance of the Series 2004-1 Certificates, all representations and warranties of the Seller and the Servicer contained herein or in the Purchase Agreement and the Pooling and Servicing Agreement or otherwise made in writing pursuant to any of the provisions hereof or thereof shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such date (unless such representations and warranties specifically relate to an earlier date).

         SECTION 5.2 Certificate Issuance. On or prior to the date hereof, the Covered Class D-1 Certificate shall have been delivered to the Initial Covered Class D-1 Holder in accordance with the terms hereof.

         SECTION 5.3 Additional Documents. The Initial Covered Class D-1 Holder shall have received (i) authorization and enforceability opinions as to this Agreement from counsel to the Seller, and (ii) such additional documents as it or its counsel may reasonably request.

                                   ARTICLE VI

                      Covenants of the Seller and Servicer

         Each of the Seller and Servicer (and each Successor Servicer) covenants and agrees that, until the Class D-1 Investor Interest is reduced to zero, unless the Required Class D-1 Holders shall otherwise consent in writing, each of the Seller and Servicer (and each Successor Servicer) will:

         SECTION 6.1 Certificates. Furnish to the Covered Class D-1 Holders a copy of each certificate, report, statement, notice or other communication furnished by or on behalf of the Seller or the Servicer to the Trustee or to the Rating Agencies concurrently therewith and furnish to the Covered Class D-1 Holders promptly after receipt thereof a copy of each notice, demand or other communication received by or on behalf of Seller or Servicer with respect to the Series 2004-1 Certificates, this Agreement, the Pooling and Servicing Agreement or the Supplement.

         SECTION 6.2 Monthly Status Reports. Furnish to each Covered Class D-1 Holder (or cause to be furnished to each Covered Class D-1 Holder), two Business Days prior to each Distribution Date information relating to distributions of Available Amounts in a certificate substantially in the form of Exhibit A hereto, and such other information with respect to the Trust's property as the Covered Class D-1 Holders may reasonably request.

         SECTION 6.3 Servicer Default. Furnish to each Covered Class D-1 Holder, promptly after the occurrence of any Servicer Default, a certificate of an appropriate officer of the Servicer setting forth the circumstances of such Servicer Default and any action taken or proposed to be taken by the Servicer with respect thereto.

         SECTION 6.4 Reassignment of Certificates. Not effect a reassignment of the Series 2004-1 Certificates pursuant to Section 12.2 of the Pooling and Servicing Agreement and Section 4 of the Supplement unless the Class D-1 Investor Interest and all other amounts owing to the Covered Class D-1 Holders hereunder and under the Supplement shall have been paid in full.

         SECTION 6.5 Rule 144A Information. The Seller will promptly furnish or cause to be furnished to any Covered Class D-1 Holder and upon request of any Covered Class D-1 Holder, to any prospective purchaser of any Covered Class D-1 Certificate, copies of the information required to be delivered to Covered Class D-1 Holders and any prospective purchasers pursuant to Rule 144A(d)(4) under the Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Covered Class D-1 Certificates. The Seller shall pay the expenses of printing and distributing all such documents.

         SECTION 6.6 Seller Financial Information; Other Information; Confidentiality.

         (a) Furnish to the Covered Class D-1 Holders (or in the case of clause
(ii) cause the Trustee to furnish) (i) no later than 45 days following the end of each quarter, in the case of the Originator, its call report for such quarterly period, and in any other case, such other publicly available financial information, if any, as to the Originator, Spirit, Inc., Charming Shoppes, CSRC or the Receivables as the Covered Class D-1 Holders may reasonably request, (ii) a copy of each report prepared under Section 3.6(b) of the Pooling and Servicing Agreement, and (iii) notice of the occurrence of any Early Amortization Event with respect to the Series 2004-1 Certificates. All such information acquired by a Covered Class D-1 Holder hereunder shall be kept confidential to the extent provided in Section 7.1(b).

         (b) Use reasonable efforts to cause all information provided to any Covered Class D-1 Holder pursuant to this Agreement, the Pooling and Servicing Agreement or the Supplement, or in connection with any action required or permitted to be taken hereunder or thereunder, to be complete and accurate in all material respects.

         SECTION 6.7 Covered Class D-1 Holders' Identities. Maintain as confidential and not disclose to any Person (other than any officer, employee, agent, counsel, advisor, Rating Agency or representative of a party hereto or any underwriter of the Series 2004-1 Certificates or its counsel) the pricing terms of this Agreement or the identity of any Covered Class D-1 Holder, except as such Covered Class D-1 Holder may have consented to in writing prior to any proposed disclosure or except as the Servicer, CSRC or the Originator may have been advised by counsel is (i) required by law, including, without limitation, any securities or banking laws, rules, orders or regulations or (ii) reasonably necessary or desirable in connection with any lawsuit or governmental investigation or proceeding; provided, however, that in any such instance, the Servicer or the Seller, as applicable, shall notify such Covered Class D-1 Holder of its intention to make any such disclosure prior to making such disclosure.

         SECTION 6.8 Amendments and Modifications.

         (a) Not amend, waive or otherwise modify the provisions of the Supplement or any Interest Rate Swap Agreement, or the performance of any of the terms thereof, unless the Covered Class D-1 Holders have consented in writing to such amendment, waiver or modification, which consent shall not be unreasonably withheld or delayed.

         (b) In addition to the requirements of Section 13.1 of the Pooling and Servicing Agreement, not amend the Pooling and Servicing Agreement without the prior written consent of the Covered Class D-1 Holders unless such amendment shall not, as evidenced by an Opinion of Counsel for the Seller addressed to the Trustee and the Covered Class D-1 Holders, adversely affect in any material respect the interests of the Covered Class D-1 Holders. For the avoidance of doubt, the following actions shall not require the consent of the Covered Class D-1 Holders:

         (1) the issuance of a new Series pursuant to and in accordance with the terms of the Pooling and Servicing Agreement;

         (2) the addition of Accounts, including Additional Accounts, pursuant to Section 2.6 of the Pooling and Servicing Agreement; provided that any designation of

                  Additional Accounts pursuant to Section 2.6(b) of the Agreement shall require the written consent of the Covered Class D-1 Holders, which consent shall not be unreasonably withheld or delayed; provided further that only in connection with the addition of Accounts from the Catherines Portfolio, the Seller shall be entitled to repurchase the Covered Class D-1 Certificates for a purchase price equal to the outstanding principal amount thereof plus accrued interest thereon if (A) the Seller shall have submitted a written request for such consent to the Covered Class D-1 Holders, (B) the Seller shall have provided the Covered Class D-1 Holders all information that they provide to the Rating Agencies in connection with such addition concurrently with (or promptly thereafter, but in any event on the same day) the delivery of such information to the Rating Agencies and (C) the Covered Class D-1 Holders shall not have given such consent on or prior to the Consent Date, and provided further, that if the Seller does not provide the information required by part (B) above to the Covered Class D-1 Holder on the same day as the information is provided to the Rating Agencies, the Seller will notify the Covered Class D-1 Holders of the duration of such delay and, absent bad faith, the Covered Class D-1 Holder's sole remedy for such delay shall be that the numbers in parts (A) and (B) of the definition of "Consent Date" will each be increased by the number of days which have passed between the date on which the Seller delivers such information to the Rating Agencies and the date on which such information is delivered to the Covered Class D-1 Holders;

         (3) the removal of Accounts pursuant to Section 2.7 of the Pooling and Servicing Agreement; and

         (4) the amendment of a supplement or receivables purchase agreement other than the Supplement.

         (c) Not increase the Series 2004-1 Investor Monthly Servicing Fee as contemplated by Section 3 of the Supplement unless the Covered Class D-1 Holders have consented thereto, which consent will not be unreasonably withheld or delayed.

         SECTION 6.9 Trigger Increase Event. Furnish to the Covered Class D-1 Holders, promptly after the occurrence of any Trigger Increase Event, a certificate of an appropriate officer of the Servicer setting forth the circumstances of such Trigger Increase Event and any action taken or proposed to be taken by the Servicer, if any, with respect thereto and furnish to the Covered Class D-1 Holders such other information with respect to any such Trigger Increase Event as any Covered Class D-1 Holder may reasonably request.

         SECTION 6.10 Liens. Not create, incur or otherwise permit to exist any mortgage, pledge, lien or other encumbrance on the Class C Spread Account other than any interests of the Class C Holders, the Covered Class D-1 Holders and the Holder of the Exchangeable Seller Certificate; it being understood that the interests in the Class C Spread Account of the Covered Class D-1 Holders are subordinate to the interests of the Class C Holders and that the interests in the Class C Spread Account of the Holder of the Exchangeable Seller's Certificate are subordinate to the interests of the Class C Holders and of the Covered Class D-1 Holders.

         SECTION 6.11 Discount Option Receivables. In the event that the Seller has given the Trustee notice of the designation of Discount Option Receivables, not terminate or discontinue or reduce such amount without the written consent of the Covered Class D-1 Holders unless, on or prior to the date of such discontinuance or reduction, the amount on deposit in the Class C Spread Account is equal to the Required Class C Spread Amount (determined as if no such discount is in effect).

         SECTION 6.12 Access. At such reasonable times as the Covered Class D-1 Holders may notify the Seller and the Servicer upon five Business Days' notice in writing or by telephone during normal business hours and at the expense of the Covered Class D-1 Holders, afford the Covered Class D-1 Holders reasonable access to all records maintained by the Seller or the Servicer relating to the Receivables for purposes of inspection, to which inspection the Trustee by its acceptance of this Agreement hereby consents.

         SECTION 6.13 Performance of Agreements. For the benefit of the Covered Class D-1 Holders, perform each of their respective agreements, representations, warranties, covenants and indemnities under, and comply in all material respects with each of the respective terms and provisions applicable to it in, the Pooling and Servicing Agreement and Supplement which are hereby incorporated by reference into this Agreement as if set forth herein in full.

         SECTION 6.14 Payments. Subject to Section 2.6, timely make all payments, deposits or transfers and give all instruction to transfer when required under the Pooling and Servicing Agreement and the Supplement.

         SECTION 6.15 Further Actions. Execute and promptly deliver to the Covered Class D-1 Holders all such documents and instruments and do all such other acts and things as may be necessary or reasonably required by the Covered Class D-1 Holders or the Trustee to enable the Trustee or the Covered Class D-1 Holders to exercise and enforce their respective rights under this Agreement, the Pooling Agreement, the Supplement and to realize thereon, and the Seller shall record and file and re-record and refile all such documents and instruments, at such time or times, in such manner and at such place or places, as may be necessary or reasonably required by the Trustee or the Covered Class D-1 Holders to validate, preserve, perfect and protect the position of the Trustee or the Covered Class D-1 Holders hereunder and under the Pooling and Servicing Agreement and the Supplement and the Sellers and the Servicer shall maintain each of such documents as part of its official records.

         SECTION 6.16 Class D Cancellation. Not without consent of the Covered Class D-1 Holders, cause any Uncovered Class D-1 Certificate or Class D-2 Certificate to be cancelled under Section 4.16 of the Supplement if, at the time of such cancellation (or immediately after giving effect thereto) (a) the Covered Class D-1 Investor Interest is greater than zero or (b) the Covered Class D-1 Holders may be obligated to make any payments to the Uncovered Class D-1 Holders pursuant to Section 3.2(b).

                                  ARTICLE VII

        Representations, Warranties and Covenants of the Initial Covered
                        Class D-1 Holder and the Trustee

         SECTION 7.1 Representations, Warranties and Covenants of the Covered Class D-1 Holder.

         (a) As of the date hereof, the Initial Covered Class D-1 Holder represents and warrants (and each other Class D-1 Holder shall be deemed to represent and warrant as of the date that its acquisition of any Class D-1 Certificate becomes effective) that:

                  (i) it is a "qualified institutional buyer" as that term is defined under Rule 144A of the Act and it is not purchasing the Class D-1 Certificate with a view to making a distribution thereof (within the meaning of the Securities Act);

                  (ii) either (x) it is not acquiring such Class D-1 Certificate with the assets of an "employee benefit plan" within the meaning of
         Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") whether or not subject to ERISA, any "plan" described in Section 4975(e)(1) of the Code or any entity deemed to hold "plan assets" of any of the foregoing (each, a "Benefit Plan Investor") or
         (y) it is an insurance company purchasing the Class D-1 Certificate with assets of its general account, and at the time of acquisition and throughout the period of holding, (a) it meets all of the requirements of and is eligible for exemptive relief under Prohibited Transaction Class Exemption 95-60; (b) less than 25% of the assets of such general account are assets of Benefit Plan Investors; and (c) it is not a servicer to the Trust or an affiliate of a servicer to the Trust, and would not otherwise be excluded under 29 CFR Section 2510.3-101(f)(1);

                  (iii) no registration with consent or approval of or other action by any federal, state or other governmental authority or regulatory body having jurisdiction over it is required in connection with the execution, delivery or performance by it of this Agreement; and

                  (iv) such Class D-1 Holder is 1 Private Holder and is a U.S. Person (as defined in Section 7701(a)(30) of the Code).

         (b) Each Class D-1 Holder covenants and agrees to maintain as confidential, not disclose to any Person (other than any officer, employee, agent, counsel, advisor or representative of a party hereto), and not use for any purpose other than in connection with this Agreement, all information acquired by such Class D-1 Holder that is not publicly available relating to the Trust, the Originator, the Seller or the Servicer which it obtained in connection with the transactions contemplated hereby, except as the Trustee, the Seller, the Originator, or the Servicer may have consented to in writing prior to any proposed disclosure, except (x) if such Class D-1 Holder is a Structured Holder, such information, excluding, unless otherwise consented by CSRC, any information related to the Catherines Portfolio prior to the time that Accounts relating to the Catherines Portfolio are included in the assets of the Trust, may be disclosed to persons that hold subordinated notes issued by such Structured Holder, and (y) as it may have been advised by counsel is (i) required by law, including, without limitation, any securities or banking laws, rules, orders or regulations or (ii) reasonably necessary or desirable in connection with any lawsuit or governmental investigation or proceeding; provided, however, that in any such instance provided for in (y), above, such Class D-1 Holder will notify the Seller and the Servicer of its intention to make any such disclosure prior to making any such disclosure. Notwithstanding anything herein to the contrary,
(a) each of the parties to this Agreement (and each employee, representative or other agent of such parties) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such parties relating to such tax treatment and tax structure and (b) any Class D-1 Holder may disclose information concerning the purchase or sale of the Class D-1 Certificates by such Class D-1 Holder to any federal or state regulatory authority having jurisdiction over such Class D-1 Holder and the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Class D-1 Holder's investment portfolio.

         SECTION 7.2 Representations, Warranties and Covenants of the Trustee. The Trustee represents, warrants and covenants to the Initial Covered Class D-1 Holder that:

                  (i) The Trustee is a national banking association duly authorized to engage in the business of banking under the laws of the United States of America;

                  (ii) The Trustee has full power and authority to deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

                  (iii) This Agreement has been duly executed and delivered by the Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.

                  (iv) The Trustee shall not amend, waive or otherwise modify any provisions of any Interest Rate Swap Agreement unless the Covered Class D-1 Holders have consented in writing thereto (such consent not to be unreasonably withheld or delayed).

                                  ARTICLE VIII

                                  Miscellaneous

         SECTION 8.1 Amendments and Waivers. This Agreement shall not be amended or modified without the written consent of the Seller, the Trustee, the Servicer and the Required Class D-1 Holders. No waiver of, or consent to the departure from, any provision of this Agreement by any party hereto shall be effective without the written consent of the Seller, the Servicer, the Trustee, and the Required Class D-1 Holders; provided, however, that no amendment reducing the amount or delaying any payment to be made to the Class D-1 Holders hereunder or modifying the definition of Required Class D-1 Holders shall be effective without the written consent of all Class D-1 Holders. The Servicer shall provide to Moody's a copy of any amendment prior to the effectiveness thereof. Additionally, to the extent that any Covered

Class D-1 Holder is a Structured Holder, no action otherwise permitted pursuant to this Section 8.1 shall be permitted unless each rating agency then rating the outstanding Commercial Paper issued by such Structured Holder shall have provided prior written confirmation that such action would not cause such rating agency to reduce or withdraw its then current rating of such Commercial Paper.

         SECTION 8.2 Servicer Transfer. In the event that a transfer of servicing occurs under Article X of the Pooling and Servicing Agreement, from and after the effective date of such transfer, the Successor Servicer appointed pursuant to the Pooling and Servicing Agreement, and not Spirit, Inc., shall be responsible for the performance of all servicing functions to be performed by the Servicer from and after such date, except as provided in the Pooling and Servicing Agreement. Such transfer shall not affect any rights or obligations of Spirit, Inc. which arose prior to the effective date of the transfer of servicing or the rights or obligations of Spirit, Inc. under Sections 2.2,
Section 2.7 and Article VI (in the case of Sections 6.2 or 6.3 under Article VI, excluding any documents received by any Successor Servicer and also excluding any documents received by Spirit, Inc. from the Successor Servicer), or Section
8.3 of this Agreement, whether arising before or after such date.

         SECTION 8.3 Fees and Expenses. Each party shall pay all fees and expenses incurred by it in connection with preparing and entering into this Agreement; provided, however, that the Seller will reimburse the Initial Covered Class D-1 Holder for its out-of-pocket expenses and shall directly pay all reasonable legal fees and expenses and disbursements of its counsel (including fees, expenses and disbursements of such counsel incurred in connection with the preparation and execution of this Agreement and the Class C Purchase Agreement) in an aggregate amount not to exceed $20,000. The Trust through the Trustee (acting in accordance with instructions of the Servicer), but solely to the extent funds are available therefor under Section 2.2(c), and the Seller agree to pay on demand all reasonable costs and expenses of the Covered Class D-1 Holders in connection with any amendment to, or any waiver requested under, this Agreement, and of the Covered Class D-1 Holders in connection with the "work-out" or enforcement of its rights under this Agreement or any of the other documents delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of its legal counsel with respect thereto.

         SECTION 8.4 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PROVISIONS.

         SECTION 8.5 No Waiver. Neither any failure nor any delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

         SECTION 8.6 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8.7 Termination. This Agreement shall remain in full force and effect until the earlier of (i) the payment in full of the Class D-1 Investor Interest and all other amounts payable to the Class D-1 Holders hereunder and under the Supplement and (ii) the Series 2004-1 Termination Date; provided that Sections 2.7, 2.9, 8.10, 8.12 and 8.16 shall survive the termination of this Agreement.

         SECTION 8.8 Transfer Restrictions.

         (a) The Initial Covered Class D-1 Holder shall deliver, on or prior to the date hereof, to the to the Seller and the Trustee a purchaser representation letter substantially in the form attached hereto as Exhibit B for such Initial Covered Class D-1 Holder and for each Funding Source executing the Liquidity Agreement as a "Liquidity Bank" on such date. Additionally, for so long as any Structured Holder is a Class D-1 Holder, such Structured Holder shall require each Funding Source that executes a Credit Agreement or Liquidity Agreement pursuant to which such Funding Source agrees to purchase an interest in all or a portion of the Class D-1 Investor Interest from time to time to deliver to the Seller and the Trustee a purchaser representation letter substantially in the form attached hereto as Exhibit B for such Funding Source on or prior to the execution of such Credit Agreement or Liquidity Agreement. No Class D-1 Certificate may be offered, sold or otherwise transferred to any Person (other than the Seller or a State Street Related Party) unless (x) the Seller shall have been given an opportunity to purchase such Class D-1 Certificate in accordance with Section 8.8(c) and (y) if the Seller does not exercise its right to purchase such Class D-1 Certificate, the Seller shall have given its prior written approval to such offer, sale or transfer (which approval shall not be unreasonably withheld). Each Class D-1 Holder further agrees that it will not make any general solicitation or general advertising for the offer or sale of its Class D-1 Certificate and will not transfer its Class D-1 Certificate (or any portion thereof) to any Person except to a Person within the United States which such Class D-1 Holder reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Act) that is purchasing (1) for its own account or (2) for the account of a "qualified institutional buyer" (as so defined) that is, in either case, aware that such resale, pledge or transfer is being made in reliance on an exemption from registration under the Act, and, in either case, unless such Person is a U.S. Person (as defined in Section 7701(a)30 of the Code and shall have delivered to such Class D-1 Holder a purchaser representation letter substantially in the form attached hereto as Exhibit B. Each Class D-1 Holder further agrees to provide to any Person purchasing a Class D-1 Certificate (or any portion thereof) from it a notice advising such purchaser that resales of the Class D-1 Certificates are restricted as stated above.

         (b) Seller shall not execute, and (if given prior written notice by the Servicer of the inability of the Seller to execute any Subject Instrument by operation of this clause (b)) the Transfer Agent and Registrar shall not register the transfer of, any Class D-1 Certificate unless (i) after giving effect to the execution or transfer of such Class D-1 Certificate, there would be no more than 5 Private Holders of Class D-1 Certificates and (ii) the other conditions to transfer set forth in Section 6.3 of the Pooling Agreement and in
Section 16 of the Series 2004-1 Supplement to the Pooling Agreement have been satisfied.

         (c) Any Class D-1 Holder that intends to offer, sell or otherwise transfer its Class D-1 Certificate to a Person other than the Seller or any State Street Related Party (any such offering, sale or transfer being herein called a "Proposed Transfer"), such Class D-1 Holder shall give the Seller not less than ten days prior written notice of the Proposed Transfer. Such notice shall include the proposed date of transfer, the Person or Persons to which such transfer will be made, and all other material terms of the Proposed Transfer (other than the purchase price). During the period of five Business Days following the Seller's receipt of such notice, the Seller shall be entitled to notify such Class D-1 Holder that the Seller will acquire such Class D-1 Certificate on the terms set forth in such notice and at a price acceptable to such Class D-1 Holder in its sole discretion. Such acquisition will occur on or before the date specified for the Proposed Transfer in such notice, and each Class D-1 Holder hereby agrees, subject to acceptance of the purchase price therefor, to transfer such Class D-1 Certificate to the Seller on the terms set forth in any such notice sent by it. If the Seller does not notify such Class D-1 Holder of its intent to acquire such Class D-1 Certificate within such five Business Day period, it will be deemed to have elected not to so acquire such Class D-1 Certificate.

         SECTION 8.9 Notices.

         (a) All notices and other communications provided for hereunder shall be in writing (including telecopy) and, if to the Seller, the Servicer or the Trustee either mailed, telecopied, couriered or delivered to it, addressed to it at its address set forth in the Pooling and Servicing Agreement, or if to the Initial Covered Class D-1 Holder, as set forth below:

                  Clipper Receivables LLC
                  c/o State Street Global Markets, LLC, as Program Administrator 1 Lincoln Street, 5th Floor
                  Boston, Massachusetts 02110-2804
                  Attention: Structured Finance Group
                  Telephone:  (617) 664-6419
                  Facsimile:  (617) 664-8630

         If such notice is to any other Class D-1 Holder, such notice shall be given in accordance with the terms of the Pooling and Servicing Agreement.

         All notices and other communications shall, when mailed, be effective on the first Business Day after the date of receipt, addressed as aforesaid. Any party hereto may change the address or telecopier number to which notices to it are to be sent by notice given to the other parties hereto.

         (b) Any notice or written direction given by a Class D-1 Holder to the Trustee hereunder may conclusively be relied upon by the Trustee, absent manifest error.

         SECTION 8.10 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement.

         SECTION 8.11 Exclusive Benefit. The rights and remedies of the Class D-1 Holders specified herein are for the sole and exclusive benefit, use and protection of the Class D-1

Holders, and the Class D-1 Holders are entitled, but shall have no duty or obligation to the Seller, the Servicer, the Trustee, the other Certificateholders or otherwise, to exercise or to refrain from exercising any right or remedy reserved to the Class D-1 Holders hereunder or cause the Trustee or any other party to exercise or to refrain from exercising any right or remedy available to it. Notwithstanding the foregoing, the Class C Holders shall be third-party beneficiaries of the provisions of Section 2.2(c) providing for allocations in the Class C Spread Account.

         SECTION 8.12 Limitation of Remedies.

         (a) No Class D-1 Holder shall have the right to cause the Class D-1 Investor Interest or any portion thereof to become due and payable prior to any Distribution Date or other date on which amounts are payable hereunder to such Class D-1 Holder other than as set forth in Section 2.2 hereof and shall not attempt to exercise any of its rights hereunder with respect to Available Amounts prior to such due date or Distribution Date.

         (b) The obligations of each Class D-1 Holder under this Agreement, or any other agreement, instrument, document or certificate executed and delivered by or issued by such Class D-1 Holder or any officer thereof are solely the corporate obligations of such Class D-1 Holder. No recourse shall be had for payment of any fee or other obligation or claim arising out of or relating to this Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by such Class D-1 Holder or any officer thereof in connection therewith, against any stockholder, employee, officer, director or incorporator of such Class D-1 Holder.

         SECTION 8.13 Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.

         SECTION 8.14 Entire Agreement. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         SECTION 8.15 Headings. Article, Section and subsection headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         SECTION 8.16 Nonpetition Agreement.

         (a) Notwithstanding any prior termination of this Agreement, no Covered Class D-1 Holder shall, prior to the date which is one year and one day after the final payment of the Certificates, acquiesce, petition or otherwise invoke or cause the Trust or the Seller to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Trust or the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Seller or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Trust or the Seller.

         (b) Notwithstanding any prior termination of this Agreement, none of the Seller, the Servicer nor the Trustee shall acquiesce, petition or otherwise invoke or cause any Structured Holder to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against such Structured Holder under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator of other similar official of such Structured Holder or any substantial part of its property or ordering the winding up or liquidation of the affairs of such Structured Holder until the date which is one year and one day after the latest maturing Commercial Paper issued by such Structured Holder have been paid.

         SECTION 8.17 Waiver of Jury Trial. EACH OF, THE SELLER, THE SERVICER, THE TRUSTEE, AND EACH CLASS D-1 HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE CLASS D-1 CERTIFICATES OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE SELLER, THE SERVICER, THE TRUSTEE, OR ANY CLASS D-1 HOLDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE CLASS D-1 HOLDERS PURCHASING THE CLASS D-1 CERTIFICATES DESCRIBED HEREIN.

         SECTION 8.18 Amendment and Restatement. Each of the Seller, the Servicer, the Trustee and each Class D-1 Holder hereby agrees that this Agreement amends and restates the Original Certificate Purchase Agreement in its entirety. All references to the Original Certificate Purchase Agreement in any other agreement or document shall be deemed to be a reference to this Agreement.

         SECTION 8.19 Class C Agreement. Each of the Seller, the Servicer, the Trustee, each Class D-1 Holder and the Class C Holder agree for as long as a State Street Related Party is a Class C Holder, the reference in Section 2.5(c) of the Class C Purchase Agreement to "Section 2.2(b)(i)" of this Agreement shall be deemed to be a reference instead to "Sections 2.2(c)(i) through (iv)" of this Agreement, solely for the purposes of Section 2.8 hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                          SPIRIT OF AMERICA, INC., as Servicer


                          By:
                             ---------------------------------
                          Name:
                          Title:


                          CHARMING SHOPPES RECEIVABLES
                          CORP., as Seller and an Uncovered Class D-1 Holder


                          By:
                             ---------------------------------
                          Name:
                          Title:


                          WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee


                          By:
                             ---------------------------------
                               Name: George Rayzis
                              Title: Vice President


                          CLIPPER RECEIVABLES COMPANY, LLC,
                          as a Covered Class D-1 Holder


                          By:
                             ---------------------------------
                          Name:
                          Title:

                                    EXHIBIT A to Certificate Purchase Agreement

                   CHARMING SHOPPES MASTER TRUST SERIES 2004-1
                        DUE PERIOD ENDING ______________

               [To be in a form agreed between the Initial Covered Class D-1 Holder and the Servicer.]

                                                                       Exhibit B
                                               to Certificate Purchase Agreement


                          FORM OF REPRESENTATION LETTER



Wachovia Bank, National Association
123 South Broad Street
11th Floor, PA 1249
Philadelphia, Pennsylvania  19104
Attn: Corporate Trust Administration

Charming Shoppes Receivables Corp.
c/o Charming Shoppes, Inc.
450 Winks Lane
Bensalem, Pennsylvania 19020

         Re: Purchase of $[__________] principal amount of Charming Shoppes Master Trust Series 2004-1 Floating Rate Asset Backed Certificates, Class D-1

Ladies and Gentlemen:

              Reference is made to that certain Class D-1 Certificate Purchase Agreement, dated as of August 24, 2004 (the "Class D-1 CPA"), among Wachovia Bank, National Association, as Trustee, Charming Shoppes Receivables Corp. ("CSRC"), as Seller, Spirit of America, Inc., as Servicer and the Class D-1 Holders described therein. In connection with our purchase of the above Asset Backed Certificates (the "Certificates"), we (the "Purchaser") confirm that:

         (1) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and are being sold to us in a transaction that is exempt from the registration requirements of the 1933 Act and of any applicable state securities laws;

         (2) any information we desire concerning the Certificates or any other matter relevant to our decision to purchase the Certificates is or has been made available to us;

         (3) we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates, and we (and any account for which we are purchasing) are able to bear the economic risk of an investment in the Certificates;

         (4) we are a qualified institutional buyer as defined in Rule 144A promulgated under the 1933 Act (a "QIB") that is purchasing for its own account or for the account of a QIB and have completed one of the forms of certification to that effect attached hereto as Annex 1 or Annex 2 (each, a "Certification Form");

         (5) we will not make any general solicitation or general advertising for the offer or sale of our Certificates and will not transfer our Certificates (or any portion thereof) to any Person except to a U.S. Person (as defined in Section 7701(a)(30) of the Code) within the United States which we reasonably believe is a QIB that is purchasing (i) for its own account or (ii) for the account of a QIB, and, in such case, unless such Person shall have delivered to us a purchaser representation letter substantially in the form hereof;

         (6) we are either (i) not acquiring such Certificates with the assets of an "employee benefit plan" within the meaning of
                  Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") whether or not subject to ERISA, any "plan" described in Section 4975(e)(1) of the Code or any entity deemed to hold "plan assets" of any of the foregoing (each, a "Benefit Plan Investor") or (ii) an insurance company purchasing the Certificates with assets of our general account, and at the time of acquisition and throughout the period of holding, (a) we meet all of the requirements of and are eligible for exemptive relief under Prohibited Transaction Class Exemption 95-60; (b) less than 25% of the assets of such general account are assets of Benefit Plan Investors; and (c) we are not a servicer to the Trust or an affiliate of a servicer to the Trust, and would not otherwise be excluded under 29 CFR Section 2510.3-101(f)(1);

         (7) no registration with, consent or approval of or other action by any federal, state or other governmental authority or regulatory body having jurisdiction over it is required in connection with the execution, delivery or performance by it of the Class D-1 CPA;

         (8) we are each 1 Private Holder and a U.S. Person (as defined in Section 7701(a)(30) of the Code);

         (9) we covenant and agree to maintain as confidential, not disclose to any Person (other than any officer, employee, agent, counsel, advisor or representative of a party hereto), and not use for any purpose other than in connection with this Agreement, all information acquired by us that is not publicly available relating to the Trust, the Seller, the Originator or the Servicer which we obtained in connection with the transactions contemplated hereby, except (A) as the Trustee, the Seller or the Servicer may have consented to in writing prior to any proposed disclosure, (B) as we have been advised by counsel is (i) required by law, including, without limitation, any securities or banking laws, rules, orders or regulations or (ii) reasonably necessary or desirable in connection with any lawsuit or governmental investigation or proceeding, provided that in each such instance we will notify the Seller and the Servicer of our intention to make any such disclosure prior to making such disclosure; and provided further that we may disclose to any and all persons the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to us relating to such tax treatment and tax structure (C) except if we are a Structured Holder, such information, excluding, unless otherwise consented by CSRC, any information related to the Catherines Portfolio prior to the time that Accounts relating to the Catherines Portfolio are included in the assets of the Trust, may be disclosed to persons that hold subordinated notes issued by such Structured Holder, and (D) such information concerning the purchase or sale of the Class D-1 Certificates as we may be required to disclose to any federal or state regulatory authority having jurisdiction over us and the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about our investment portfolio;

         (10) we understand that any sale or other transfer of the Class D-1 Certificates will be subject to the additional transfer restrictions and the notice requirements as described in the Class D-1 CPA and acknowledge that we have received a copy of the Class D-1 CPA;

         (11) we are not acquiring, and will not sell or otherwise transfer, any Class D-1 Certificates through (i) an "established securities market" within the meaning of section 7704(b)(1) of the Code, and any proposed, temporary or final treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotations system that regularly disseminates firm buy or sell quotations or
                  (ii) a "secondary market" or "substantial equivalent thereof" within the meaning of section 7704(b)(1) of the Code, and any proposed, temporary or final treasury regulation thereunder, including a market wherein interests in the Trust are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Trust and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others;

         (12) we are not a competitor of CSRC or any Affiliate of CSRC; it being understood that for purposes of the foregoing certification, a "competitor" means a Person, or Affiliate thereof, engaged in any of the same businesses as the businesses conducted by CSRC or its Affiliates; but notwithstanding the foregoing, the term "competitor" shall not include any bank, trust company, savings and loan association or other financial institution, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, unless, in any such case, such Person, or affiliate thereof, is engaged in the business of issuing and owning retail private label credit card programs; and

         (13) we understand that the Certificates will bear a legend to substantially the following effect:

              "THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY BE SOLD ONLY PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT OR AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT. IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING

AGREEMENT REFERRED TO HEREIN. A COPY OF THE POOLING AND SERVICING AGREEMENT WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE BY THE TRUSTEE UPON WRITTEN REQUEST.

              THIS CERTIFICATE, OR AN INTEREST HEREIN, MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF ANY EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHETHER OR NOT SUBJECT TO ERISA, OR A PLAN THAT IS DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT (EACH, A "BENEFIT PLAN INVESTOR"), OR BY OR FOR THE ACCOUNT OF ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE ANY BENEFIT PLAN ASSETS. BY ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN, THE PURCHASER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT A BENEFIT PLAN INVESTOR, AND THAT ITS ACQUISITION OF THIS CERTIFICATE OR AN INTEREST HEREIN IS IN COMPLIANCE WITH THE FOREGOING RESTRICTIONS ON BENEFIT PLAN ASSETS OR (II) IT IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE OR INTEREST HEREIN WITH ASSETS OF ITS GENERAL ACCOUNT, AND AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD OF HOLDING, (A) IT MEETS ALL OF THE REQUIREMENTS OF AND IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, (B) LESS THAN 25% OF THE ASSETS OF SUCH ACCOUNT ARE ASSETS OF A BENEFIT PLAN INVESTOR AND (C) IT IS NOT A SERVICER TO THE TRUST OR AN AFFILIATE OF SUCH SERVICER, AND WOULD NOT OTHERWISE BE EXCLUDED UNDER 29 CFR SECTION 2510.3-101(f)(1).

              NEITHER THIS CERTIFICATE, NOR ANY PORTION OF THIS CERTIFICATE, MAY BE TRANSFERRED (X) IF AFTER GIVING EFFECT TO THE EXECUTION OR TRANSFER OF SUCH CERTIFICATE, THERE WOULD BE MORE THAN (I) 5 PRIVATE HOLDERS OF CLASS D-1 CERTIFICATES OR (II) 100 PRIVATE HOLDERS, OR (Y) ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATIONS SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) "SECONDARY MARKET" OR "SUBSTANTIAL EQUIVALENT THEREOF" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE TRUST ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTEREST IN THE TRUST AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS. ANY ATTEMPTED TRANSFER, ASSIGNMENT, CONVEYANCE, PARTICIPATION OR SUBDIVISION IN CONTRAVENTION OF THE PRECEDING RESTRICTIONS, AS REASONABLY DETERMINED BY THE SELLER, SHALL BE VOID

AB INITIO AND THE PURPORTED TRANSFEROR, SELLER, OR SUBDIVIDER OF SUCH CERTIFICATE SHALL BE CONSTRUED TO BE TREATED AS THE CERTIFICATEHOLDER OF ANY SUCH CERTIFICATE FOR ALL PURPOSES OF THE POOLING AND SERVICING AGREEMENT."

              The Seller and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

              Capitalized terms used but not defined herein shall have those meanings set forth for such terms in the Class D-1 CPA.

                                   Very truly yours,

                                   [Name of Purchaser]


                                   By:
                                      --------------------------------
                                            (Authorized Officer)

                              Annex 1 to Exhibit B

            Qualified Institutional Buyer Status Under SEC Rule 144A

                    (Buyers other than investment companies)


Wachovia Bank, National Association
123 South Broad Street
11th Floor, PA 1249
Philadelphia, Pennsylvania  19104
Attn: Corporate Trust Administration

Charming Shoppes Receivables Corp.
c/o Charming Shoppes, Inc.
450 Winks Lane
Bensalem, Pennsylvania  19020

[Transferring Class D-1 Holder]

              Name of Buyer:  _____________________________________ ("Buyer")

              I hereby certify that as indicated below, I am the duly-authorized President, Chief Financial Officer, Vice President or other executive officer of Buyer.

              In connection with purchases of securities by Buyer, I hereby certify to you and, if you act as broker for one or more customers, to such customers, that Buyer is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) Buyer owned and/or invested on a discretionary basis $_______(1) in securities (except for the excluded securities referred to below) as of the end of Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
144A) and (ii) Buyer satisfies the criteria in the category marked below:

______ Corporation, etc. Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
         Section 501(c)(3) of the Internal Revenue Code.

______ Bank. Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is
-------------------
           1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities of issuers that are not affiliated with the Buyer, unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities of issuers that are not affiliated with the Buyer.

         substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

______ Savings and Loan. Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institution or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

______ Broker-dealer. Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

______ Insurance Company. Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

______ State or Local Plan. Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of a State or its political subdivisions, for the benefit of its employees.

______ Investment Advisor. Buyer is an investment advisor registered under the Investment Advisers Act of 1940.

              The term "securities" as used herein does not include (i) securities of issuers that are affiliated with Buyer, (ii) securities that are part of an unsold allotment to or subscription by Buyer (if Buyer is a dealer),
(iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement, and (viii) currency, interest rate and commodity swaps.

              For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis, Buyer used the cost of such securities to Buyer and did not include any of the securities referred to in the preceding paragraph.

              Further, in determining such aggregate amount, Buyer may have included securities owned by subsidiaries of Buyer, but only if such subsidiaries are consolidated with Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under Buyer's direction. However, such securities were not included if Buyer is a majority-owned, consolidated subsidiary of another enterprise and Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

              [Buyer acknowledges that it is familiar with Rule 144A and understands that you and your customers (if you act as a broker for one or more customers) are and will continue to rely on the statements made herein because one or more sales by you for your own account of your customer's account to Buyer may be in reliance on Rule 144A.

Will Buyer be purchasing Rule 144A securities only for Buyer's own account?
___ ___
Yes No

              If the answer to this question is "no", Buyer agrees that, in connection with any purchase of securities sold to Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, Buyer agrees that Buyer will not purchase securities for a third party unless Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.](2)

              Buyer agrees to notify you of any changes in the information and conclusions herein. Until such notice is given to you, Buyer's purchase of securities from you, or through you from your customers will constitute a reaffirmation of the foregoing certifications and acknowledgments as of the date of such purchase.

              Further, if Buyer is a bank or savings and loan as provided above, Buyer agrees that it will furnish you with updated annual financial statements promptly after they become available.

Date:______________________

                                     Very truly yours,

                                     [Print Name of Buyer]



                                     By:
                                        ---------------------------
                                          Name:
                                          Title:

-------------------
         (2) Bracketed language to be included only in Certification Forms from Buyers in connection with re-sales pursuant to Rule 144A.

                              Annex 2 to Exhibit B



Wachovia Bank, National Association
123 South Broad Street
11th Floor, PA 1249
Philadelphia, Pennsylvania  19104
Attn: Corporate Trust Administration

Charming Shoppes Receivables Corp.
c/o Charming Shoppes, Inc.
450 Winks Lane
Bensalem, Pennsylvania  19020

              Name of Buyer:  ____________________________________ ("Buyer")

              Name of Investment Adviser:  _________________________ ("Adviser")

              I hereby certify that, as indicated below, I am the duly-authorized President, Chief Financial Officer or Vice President of Buyer or, if Buyer is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), of Adviser.

              In connection with purchases of securities by Buyer, I hereby certify to you and, if you act as broker for one or more customers, to such customers, that Buyer is a "qualified institutional buyer" as defined in Rule 144A because (i) Buyer is an investment company registered under the Investment Company Act of 1940 and (ii) as marked below, Buyer alone, or Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of Buyer's most recent fiscal year.

______ Buyer owned $________ in securities (other than the excluded securities referred to below) as of the end of Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

______ Buyer is part of a Family of Investment Companies which owned in the aggregate $_______ in securities (other than the excluded securities referred to below) as of the end of Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

For purposes of determining the amount of securities owned by Buyer or Buyer's Family of Investment Companies, I used the cost of such securities.

              The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

              The term "securities" as used herein does not include (i) securities of issuers that are affiliated with Buyer or are part of Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

              [On behalf of Buyer, I acknowledge that Buyer is familiar with Rule 144A and understands that you and your customers (if you act as a broker for one or more customers) are and will continue to rely on the statements made herein because one or more sales to Buyer by you for your own account or your customer's account will be in reliance on Rule 144A. In addition, on behalf of Buyer, I agree that, in connection with any purchase of securities sold by or through you in reliance on Rule 144A, Buyer will only purchase for Buyer's own account.](3)

              Finally, on behalf of Buyer or Adviser (as appropriate), I also agree to notify you of any changes in the information and conclusions herein. Until such notice is given to you, Buyer's purchase of securities from you, or through you from your customers, will constitute a reaffirmation of the foregoing certifications and acknowledgments as of the date of such purchase.

Date:______________________

                             Very truly yours,

                             [Print Name of Buyer]



                             By:
                                ---------------------------------
                                  Name:
                                  Title:

                             On behalf of:
                             [Name of Buyer/Adviser]

-------------------
         (3) Bracketed language to be included only in Certification Forms from Buyers in connection with re-sales pursuant to Rule 144A.

                                     EXHIBIT C to Certificate Purchase Agreement





                      Form of Notice of Retransfer Funding

                             [------------ --, ----]

To:    [Name of Covered Class D-1 Holder]
       [Address]
       [Contact:  ]
       [Telephone:  ]
       [Facsimile:  ]

         Reference is hereby made to the Amended and Restated Certificate Purchase Agreement, dated as of August 24, 2004 (as amended, supplemented or otherwise modified and in effect on the date hereof, the "Purchase Agreement"), among Wachovia Bank, National Association, as Trustee, Charming Shoppes Receivables Corp., as Seller, Spirit of America, Inc. and the Class D-1 Holders referred to therein. Capitalized terms used in this Notice of Retransfer Funding and not otherwise defined herein shall have the meanings assigned thereto in the Purchase Agreement.

         This letter constitutes a Notice of Retransfer Funding delivered pursuant to Section 3.2 of the Purchase Agreement.

         A.       Distribution Date of required payment under Section 3.2 of
                  Class D Purchase Agreement:                       ___________

         B.       Amount of required
                  retransfer........................................$__________

         C.       Covered Class D-1 Investor Interest after giving effect to required retransfer.............................. $__________

         D.       Class D-1 Initial Investor
                  Interest......................................... $__________

         E.       Remaining potential retransfer amount (D minus
                  C)............................................... $__________

       Each of the Seller and Servicer hereby certifies as follows:

       (i) the representations and warranties contained of it made in the Pooling and Servicing Agreement, the Supplement and the Agreement are true and correct in all material respects as of the date hereof (except to the extent they expressly relate to an earlier date or later time);

       (ii) it is in compliance in all material respects with all of its covenants contained in the Pooling and Servicing Agreement, the Supplement and the Agreement;

       (iii) no Early Amortization Event, Servicer Default or event which with the giving of notice or passage of time or both could become an Early Amortization Event or Servicer Default shall have occurred and be continuing; and

       (iv) all other conditions to such retransfer in Section 3.2(b) of the Purchase Agreement are satisfied.

         IN WITNESS WHEREOF, each of the undersigned has caused this Notice of Retransfer Funding to be executed by its duly authorized officer as of the date first above written.



                             SPIRIT OF AMERICA, INC.


                             By:
                                -----------------------------------------
                             Name Printed:
                                          -------------------------------
                             Title:
                                   --------------------------------------




                             CHARMING SHOPPES RECEIVABLES CORP.


                             By:
                                -----------------------------------------
                             Name Printed:
                                          -------------------------------
                             Title:
                                   --------------------------------------












                                      C-2